AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON June 26, 2026

Securities Act File No. 333-249652

Investment Company Act File No. 811-23611

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No. __

☒	Post-Effective Amendment No. 41

and/or

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 42

JAMES ALPHA FUNDS TRUST

(a Delaware statutory trust)

(Exact Name of Registrant as Specified in Charter)

515 Madison Avenue
New York, New York 10022

(Address of Principal Executive Office)

(646) 201-4042

(Registrant’s Telephone Number, Including Area Code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, Delaware 19801

(Name and Address of Agent for Service)

With copy to:

Matthew DiClemente, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600,

Philadelphia, Pennsylvania 19103

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	On June 29, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on [date] pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on [date] pursuant to paragraph (a) (2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Amendment relates solely to the shares of the Easterly Snow All Cap Value Fund and does not affect the prospectuses and statements of additional information of the Registrant’s other series of shares.

PROSPECTUS DATED June 29, 2026

JAMES ALPHA FUNDS TRUST d/b/a EASTERLY FUNDS TRUST

FUND	Class A	Class C	Class I
Easterly Snow All Cap Value Fund	SNVAX	SNVCX	SNVIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY: EASTERLY SNOW ALL CAP VALUE FUND	1
ADDITIONAL INFORMATION ON THE FUND’S STRATEGIES AND RELATED RISKS	5
PRINCIPAL INVESTMENT RISKS	6
PORTFOLIO HOLDINGS DISCLOSURE	8
MANAGEMENT OF THE FUND	9
PRICING OF FUND SHARES	10
CHOOSING A SHARE CLASS	11
HOW TO PURCHASE SHARES	15
HOW TO REDEEM SHARES	17
MARKET TIMING AND FREQUENT TRADING POLICY	21
DIVIDENDS AND DISTRIBUTIONS	22
TAX CONSEQUENCES	22
DISTRIBUTION OF SHARES	24
FINANCIAL HIGHLIGHTS	25
APPENDIX A	A-1

FUND SUMMARY: EASTERLY SNOW ALL CAP VALUE FUND

Investment Objective:

The investment objective of the Easterly Snow All Cap Value Fund (the “All Cap Value Fund” or the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, for transactions in Class I, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Easterly Funds. More information about these and other discounts is available from your financial professional and in the Choosing a Share Class section on page 11 of this Prospectus. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Shareholder Fees	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as a % of offering price	5.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends as a % of offering price	None	None	None
Maximum Contingent Deferred Sales Charge (Load) as a % of offering price	None(1)	1.00%	None
Redemption Fee	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service Rule 12b-1 Fees	0.25%	1.00%	None
Other Expenses(2)	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses(3)	1.20%	1.95%	0.95%

(1)	A contingent deferred sales charge may apply in some cases. See “Choosing a Share Class - Class A Shares.”

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(3)	Pursuant to an operating expense limitation agreement between Easterly Investment Partners LLC, the Fund’s investment manager (“Easterly” or the “Adviser”), and the Fund, Easterly has contractually agreed to waive all or a portion of its advisory fee and/or pay expenses of the Fund so that total annual Fund operating expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for Class A, Class C, and Class I do not exceed 1.20%, 1.95% and 0.95%, respectively. The expense limitation agreement for Class A, Class C and Class I shares will be in effect through December 31, 2027. This operating expense limitation agreement cannot be terminated during its term. Easterly is permitted to seek reimbursement from the Fund, subject to limitations, for management fees waived and Fund expenses it paid within three (3) years from the date on which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the contractual fee waiver/expense reimbursement arrangement for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs, would be:

If the shares are redeemed at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$690	$934	$1,197	$1,946
Class C	$298	$612	$1,052	$2,275
Class I	$97	$303	$525	$1,166

If the shares are not redeemed:

	1 Year	3 Years	5 Years	10 Years
Class A	$690	$934	$1,197	$1,946
Class C	$198	$612	$1,052	$2,275
Class I	$97	$303	$525	$1,166

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended June 30, 2025, the portfolio turnover rate of the Olstein All Cap Value Fund, a series of Managed Portfolio Series (the “Predecessor Fund”), was 38% of the average value of its portfolio.

Principal Investment Strategies:

To achieve its investment objective, the Fund invests primarily in equity securities of companies of any market capitalization size. The Fund’s investments in equity securities may include common and preferred stocks. The Fund may have up to 20% of its net assets invested directly or indirectly in foreign securities, including American Depositary Receipts (“ADRs”). The Fund’s foreign investments will be limited to investment in companies in developed countries rather than countries with developing or emerging markets.

The Adviser selects equity securities for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s portfolio is weighted according to the Adviser’s projected return expectations. The Adviser’s disciplined investment process seeks to yield a portfolio that is amply diversified across a wide spectrum of economic classifications and sectors. In general, the Adviser may sell an investment when it reaches its target price, when the position grows too large, when the company’s financial position or outlook deteriorates, when an anticipated business catalyst for the investment does not materialize as expected, or to make room in the Fund for a more attractive investment. An important component of the Adviser’s investment process is an intense focus on a company’s balance sheet and cash flow statement. The Adviser’s analysis of balance sheets and cash flow statements is centered on determining whether a company can sustain itself through the problems that have caused its equity valuation to fall and subsequently brought the company’s stock to the Adviser’s attention. The Adviser generally attempts to purchase equities for the Fund’s portfolio after an event in which the company’s equity valuation has fallen and business conditions are unfavorable, if not at or near a cyclical bottom. This is done in conjunction with extensive research to confirm the Adviser’s opinion that a company can survive the near-term problems. While the Adviser’s analysis does not eliminate the occurrence of short-term equity valuation volatility, the Adviser believes that this process provides for a reasonable level of capital protection.

Principal Risks:

There is no assurance that the Fund will achieve its investment objective. The Fund share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Management Risk - The investment strategies, techniques and risk analyses used by the Adviser may not produce the desired results and may not result in an increase in the value of your investment. Consequently, the Fund may underperform when compared to other funds with a similar benchmark or similar objectives and investment strategies.

Investment and Market Risk - An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. The value of securities, held by the Fund, like other market investments, may move up or down, sometimes rapidly and unpredictably due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, supply chain disruptions, trade disputes, economic sanctions, imposition of tariffs, elevated levels of government debt, recessions, a government shutdown, conflicts and social unrest) could have significant impacts on issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects and adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Investors will be negatively impacted if the value of their portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility and exacerbate pre-existing risks to the Fund. The Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Equity Securities Risk - The Fund is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. The Fund’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities. Common stockholders are subordinate to debt or preferred stockholders in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole.

Small and Mid-Capitalization Company Risk - Investing in small and mid-capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have an unproven or narrow technological base and limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Fund to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Large-Cap Company Risk - Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Value Style Investing Risk - Value investing strategies involve obtaining exposure to individual investments or market sectors that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Because different types of investments go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during market downturns and when value investment strategies are out of favor.

Investment Focus Risk - To the extent the Fund invests a greater amount in any one sector or industry, such as the financials sector, the Fund’s performance will depend to a greater extent on the overall condition of that sector or industry and there is increased risk to the Fund if conditions adversely affect that sector or industry. The financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, credit rating downgrades and the availability and cost of capital, among other factors.

Foreign Securities Risk - Foreign securities in which the Fund may invest include direct investments in equity securities of foreign issuers that are traded on a foreign securities exchange or over the counter and investments in depository receipts (such as ADRs) that represent indirect interests in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter. The Fund’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; less stringent investor protections and disclosure standards; differing auditing, accounting and legal standards; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions. Foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

ADR Risk. ADRs are generally subject to the same risks as foreign securities because their values depend on the performance of the underlying foreign securities. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs.

Preferred Stock Risk - Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock on which distributions are deferred, the Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance:

No performance information is provided for the Fund because the Fund has not commenced investment operations prior to the date of this Prospectus. Once the Fund has performance history for a full calendar year, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund first began operations as the Predecessor Fund, a series of Managed Portfolio Series. On June 26, 2026 the Predecessor Fund was reorganized as a new portfolio of the Trust. Performance of the Predecessor Fund is not shown because as part of the reorganization the Predecessor Fund changed its investment adviser to Easterly.

Management

Investment Adviser: Easterly Investment Partners LLC

Portfolio Managers

The following individuals serve as the Fund’s day-to-day portfolio managers:

Joshua R. Schachter, CFA	Chief Investment Officer and Senior Portfolio Manager of the Adviser; Portfolio Manager of the Fund since its inception in 2026.
Joseph Artuso, CFA	Portfolio Manager of the Adviser; Portfolio Manager of the Fund since its inception in 2026.

Purchase and Sale of Fund Shares: In general, you may purchase, exchange, or redeem shares of the Fund on any day the New York Stock Exchange is open for business. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer. Generally, the minimum initial purchase for Class A and Class C shares is $2,500 and the minimum initial purchase for Class I shares is $100,000. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Fund.

Tax Information: Distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-free plan, in which case your distributions may be taxed when withdrawn from the tax-advantaged account. The Fund’s investment techniques may cause more of the Fund’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ON THE FUND’S STRATEGIES AND RELATED RISKS

Investment Objective:

The Easterly Snow All Cap Value Fund’s investment objective is long-term capital appreciation. The Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval.

Principal Investment Strategies: The following provides additional information regarding the Fund’s investment strategies described at the front of this Prospectus.

To achieve its investment objective, the Fund invests primarily in equity securities of companies of any market capitalization size. The Fund’s investments in equity securities may include common and preferred stocks. The Fund may have up to 20% of its net assets invested directly or indirectly in foreign securities, including ADRs, which are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying foreign securities. The Fund’s foreign investments will be limited to investment in companies in developed countries rather than countries with developing or emerging markets. In considering whether to invest in the securities of a foreign company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.

The Adviser selects equity securities for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s portfolio is weighted according to the Adviser’s projected return expectations. The Adviser’s disciplined investment process seeks to yield a portfolio that is amply diversified across a wide spectrum of economic classifications and sectors. In general, the Adviser may sell an equity security when it reaches its target price, when the position grows too large, when the company’s financial position or outlook deteriorates, when an anticipated business catalyst for the investment does not materialize as expected, or to make room in the Fund’s portfolio for a more attractive investment.

An important component of the Adviser’s investment process is an intense focus on a company’s balance sheet and cash flow statement. The Adviser’s analysis is centered on determining the degree of downside protection offered by a company’s assets and cash flows and whether a company can sustain itself through the problems that have caused its equity valuation to fall and subsequently brought the company’s stock to the Adviser’s attention. The Adviser generally attempts to purchase equities for the Fund’s portfolio after an event in which the company’s equity valuation has fallen and business conditions are unfavorable, if not at or near a cyclical bottom. This is done in conjunction with extensive research to confirm the Adviser’s opinion that a company can survive the near-term problems. While the Adviser’s analysis does not eliminate the occurrence of short-term equity valuation volatility, the Adviser believes that this process provides for a reasonable level of capital protection.

Non-Principal and Other Investment Strategies

In addition to investing in common stocks, the Fund may invest in other equity securities or securities that have an equity component, such as warrants, rights, or securities that are convertible into common stock. Within regulatory limits, the Fund also may invest in other investment companies, exchange traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to appropriate sectors or portions of the U.S. equity markets while maintaining liquidity.

General Investment Policies of the Fund

The Fund’s investments in the types of securities described in this Prospectus vary from time to time and, at any time, the Fund may not be invested in all types of securities described in this Prospectus. The Fund may also invest in securities and other investments not described in this Prospectus, but which are described in the SAI. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase unless otherwise disclosed. The investment techniques used by the Adviser may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments.

For additional information regarding the types of instruments in which the Fund may invest, please see the “Investment of the Trust’s Assets and Related Risks” section of the Fund’s SAI.

Temporary or Cash Investments

The Fund may temporarily depart from its respective principal investment strategy or strategies for defensive purposes, including by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, in response to or in anticipation of adverse market, economic, political, or other conditions. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Shares of the Easterly Funds are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

PRINCIPAL INVESTMENT RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Fund.

The principal risks of the Fund are included below. These risks could adversely affect the net asset value, total return, and the value of the Fund and your investment. The risk descriptions provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund’s Fund Summary section of this Prospectus.

ADR Risk. ADRs are generally subject to the same risks as foreign securities because their values depend on the performance of the underlying foreign securities. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs. As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.

Equity Securities Risk - The Fund is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. The Fund’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities. Common stockholders are subordinate to debt or preferred stockholders in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole.

Foreign Securities Risk - The Fund’s investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. To the extent the Fund invests in foreign securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund’s investment securities and the NAV of its shares. The currencies of certain countries in which the Fund may invest may be more volatile than those of other countries and, therefore, the Fund’s investments related to those countries may be more adversely impacted by currency rate fluctuations. Foreign securities also have risks related to economic and political developments abroad, including expropriations and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Fund invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations.

Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and may have less stringent investor protections, disclosure standards, and differing auditing, accounting and legal standards and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Fund’s trades effected in those markets.

Investment Focus Risk - To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of that sector or industry and there is increased risk to the Fund if conditions adversely affect that sector or industry.

Investment and Market Risk - An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, supply chain disruptions, trade disputes, economic sanctions, imposition of tariffs, elevated levels of government debt, recessions, a government shutdown, conflicts and social unrest) could have significant impacts on issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Investors will be negatively impacted if the value of their portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility and exacerbate pre-existing risks to the Fund. The Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions, if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.

Large-Cap Company Risk - Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Management Risk - The Fund is subject to management risk because it is an actively-managed fund. The investment strategies, techniques and risk analyses used by the portfolio managers and the Adviser may not produce the desired results. Consequently, the Fund may underperform when compared to other funds with a similar benchmark or similar objectives and investment strategies.

Medium and Small Capitalization Company Risk - Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. Medium and small sized companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. The securities of medium and small capitalization companies may be less liquid than the securities of larger capitalization companies, which could have an adverse effect on the ability of the Fund to sell these securities at favorable prices. This also may impede the Fund’s ability to obtain market quotations based on actual trades in order to value the Fund’s securities. Medium and small capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, medium and small capitalization companies may not pay a dividend, which can cushion returns in a falling market.

Preferred Stock Risk - A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Value Style Investing Risk - Value investing strategies involve obtaining exposure to individual investments or market sectors that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Because different types of investments go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during market downturns and when value investment strategies are out of favor.

OTHER INVESTMENT RISKS

Convertible Securities Risk - A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security will perform the same as a regular fixed income security; that is, if market interest rates rise, the value of the convertible security falls. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. As a result, in the event of a liquidation of the issuing company, holders of convertible securities generally would be paid after the company’s creditors but before the company’s common shareholders. Consequently, an issuer’s convertible securities generally may be viewed as having more risk than its debt securities but less risk than its common stock. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non- convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, and convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Fund.

Risk of Investing in Other Investment Companies - The Fund may invest in investment companies including ETFs as permitted under Section 12(d)(1) of the 1940 Act and the rules thereunder. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Fund invests in other investment companies, the Fund’s shareholders will indirectly bear certain duplicative fees and expenses, including investment advisory fees and such investments may be more costly than if the Fund had owned the underlying securities directly. The return on such investments will be reduced by the operating expenses including investment advisory and administration fees, of such investment funds, and will be further reduced by Adviser expenses, including management fees; that is, there will be a layering of certain expenses. The Fund may have increased market exposure to those companies held in its portfolio that are also held by the ETF.

Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities. The Fund may invest cash holdings in money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

An ETF’s market value is expected to rise and fall as the value of the underlying index or portfolio securities rises and falls. The market value of their shares may differ from the NAV of the particular fund. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders.

In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. International ETFs may have a limited number of authorized participants. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

The Board is generally responsible for overseeing the management and business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the Fund’s assets by Easterly. Information about the Trustees and executive officers of the Easterly Funds is contained in the SAI.

Investment Adviser

Easterly Investment Partners LLC is a registered investment adviser located at 138 Conant Street, Suite 100, Beverly, MA 01915. As of March 31, 2026, Easterly had approximately $2.77 billion in assets under management.

Subject to the general supervision of the Board of Trustees, Easterly is responsible for managing the Fund in accordance with its investment objective(s) and policies, and making recommendations with respect to the hiring, termination or replacement of sub-advisers. Easterly also maintains related records for the Fund. Easterly may invest the Fund’s assets in securities and other instruments.

Manager of Managers Order The board of trustees has authorized the Fund to operate in a “manager of managers” structure whereby Easterly can appoint and replace sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring. The Manager of Managers Structure provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements. The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order and no-action letter guidance issued by the SEC staff. Under the Manager of Managers Structure, Easterly has the ultimate responsibility, subject to oversight by the Trust’s board of trustees, to oversee sub-advisers and recommend their hiring, termination and replacement. Easterly will also, subject to the review and approval of the Trust’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Trust’s board of trustees, Easterly will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisers and monitor and evaluate the sub-advisers’ performance.

The Fund pays the Adviser an annual fee as set forth below:

Fund	Contractual Advisory Fee
Easterly Snow All Cap Value Fund	0.75%

Easterly has contractually agreed, on behalf of the Fund, at least through December 31, 2027, to waive all or a portion of its advisory fee and/or pay expenses to the extent necessary to ensure that Annual Fund Operating Expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses, such as litigation and proxy-related expenses, and Acquired Fund Fees and Expenses) will not exceed the percentage indicated in the table below for the Fund’s average daily net assets. Easterly is permitted to seek reimbursement from the Fund, subject to limitations, for management fees waived and Fund expenses Easterly paid within three (3) years from the date on which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. This agreement may not be modified or terminated during its term. This agreement will terminate automatically if the Fund’s Investment Advisory Agreement with Easterly is terminated.

Fund Name	Class A	Class C	Class I
Easterly Snow All Cap Value Fund	1.20%	1.95%	0.95%

A discussion regarding the basis of the Board’s approval of the investment advisory agreement with Easterly on behalf of the Fund will be available in the Fund’s first report filed on Form N-CSR.

Portfolio Manager(s)

The Fund is managed by the portfolio managers listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in the Fund they manage.

Joshua R. Schachter, CFA and Joseph Artuso, CFA, are the co-Portfolio Managers primarily responsible for the day-to-day management of the Fund.

The following is additional information regarding the portfolio managers identified above.

Joshua R. Schachter, CFA, is a Portfolio Manager for the Fund and is jointly responsible for the day-to-day management of the Fund’s investment portfolio. Mr. Schachter is Chief Investment Officer and Senior Portfolio Manager with the Adviser. He joined the Adviser in July 2021 following the transfer of Snow Capital Management, L.P.’s (“Snow Capital”) investment advisory business to the Adviser. Mr. Schacter joined Snow Capital in 2001.Prior to joining Snow Capital, Mr. Schachter worked at R.A.S., AG Edwards, Inc., and GV Financial Advisors, Inc. Mr. Schachter is a graduate of Allegheny College where he earned a B.S. degree and he received his M.B.A. in Finance from the University of Pittsburgh. He holds the Chartered Financial Analyst® designation.

Joseph Artuso, CFA, is a Portfolio Manager of the Fund and is jointly responsible for the day-to-day management of the Fund’s investment portfolio. Mr. Artuso is a Portfolio Manager with the Adviser. He joined the Adviser in July 2021 following the transfer of Snow Capital’s investment advisory business to the Adviser. Mr. Artuso joined Snow Capital. in 2005 as an intern and held various roles at Snow Capital such as Marketing Associate and Reporting Analyst before assuming his current role in 2016. Mr. Artuso received his B.S. degree in Economics from Carnegie Mellon University and his M.B.A. from CMU’s Tepper School of Business.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund.

Administration

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110, is the custodian of the assets of the Fund.

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s transfer agent (the “Transfer Agent”).

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administrative (including custody administration) and fund accounting services to the Fund. As such, they manage the administrative affairs of the Fund, calculate the NAV of the shares of the Fund, and create and maintain the Fund’s required financial records.

PRICING OF FUND SHARES

The price of shares of the Fund is called “net asset value” or “NAV” is based on the value of the Fund’s investments. The NAV per share of the Fund is determined once daily at the close of trading on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern Time) (“Valuation Time”) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary securities exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, and including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”)) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary securities exchange (or in the case of NASDAQ securities, at the NASDAQ Official Closing Price) or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. When a market price is not readily available, including circumstances under which Easterly determines that a security’s market price is not accurate, a portfolio security is valued by the Adviser, as the Fund’s valuation designee, with the assistance of a pricing committee at its fair value, as determined under procedures approved by the Board. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price.

The Fund may use independent pricing services in determining valuation of the Fund’s debt securities. The services selected create and maintain price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value by Easterly using procedures adopted by the Board. Debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined may use alternative market prices provided by a pricing service. In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures approved by the Board. Securities also may be fair valued in the event of a development effecting a country or region or an issuer-specific development, which is likely to have changed the value of the security.

To the extent that the Fund invests in ETFs, the Fund’s NAV is calculated, in relevant part, based upon the NAVs of such ETFs (which are registered open-end management investment companies). The prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee. The Adviser, as the valuation designee, performs the fair value determinations relating to Fund investments and is responsible for periodically assessing any material risks associated with the determination of the fair value of the Fund’s investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Board oversees the Adviser in its role as valuation designee pursuant to Rule 2a-5.

The Fund’s current NAV per share will be made available on the Fund’s website at https://funds.easterlyam.com/.

CHOOSING A SHARE CLASS

The Fund offers Class A, Class C, and Class I shares. The Fund offers multiple classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between the share classes are sales charges, ongoing fees, and minimum investment. Class A shares of the Fund charge a maximum sales load of 5.75%, and Class C shares of the Fund charge a maximum contingent deferred charge of 1.00%.

Class A and Class C shares of the Fund pay an annual distribution fee of up to 0.25% and 1.00%, respectively, of the Fund’s average daily net assets attributable to such Class for distribution and shareholder servicing expenses pursuant to the shareholder servicing plans adopted pursuant to Rule 12b-1. Class I shares of the Fund do not pay sales loads or 12b-1 fees. For information on ongoing distribution fees, see “Distribution (12b-1) and Shareholder Servicing Fees” in this Prospectus. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time. The Fund reserves the right to waive sales charges, as described below, and investment minimums. All share classes may not be available for purchase in all states.

When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the “Fees and Expenses of the Fund” section for the Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Shareholder Eligibility and Minimum Investment Amounts

For Class A and Class C shares of the Fund, as applicable, the minimum initial investment in the Fund is $2,500. For Class I shares of the Fund, the minimum initial investment in the Fund is $100,000, which minimum would be waived for an investment adviser/broker making an allocation to the Fund’s Class I shares aggregating $100,000 or more within 90 days. In addition, the minimum initial investment for Class I shares of the Fund may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions in; (i) discretionary and non-discretionary sponsored advisory programs; (ii) fund supermarkets; (iii) asset allocation programs: (iv) certain retirement plans investing directly with the Fund; (v) retirement plans investing through certain retirement plan platforms; and (vi) certain endowments, foundations and other not-for-profit entities investing directly with the Fund.

For employees and relatives of the Adviser, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment in the Trust is $1,000 with no minimum for any individual Fund. With respect to Class A shares and Class C shares, there is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.

The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Fund. Investment minimums may be waived by the Adviser. If you received Class A, Class C or Class I shares as a result of a merger or reorganization of a predecessor fund into the Fund, you will be permitted to make additional Class A, Class C or Class I share purchases, respectively.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. Over time, fees paid under this distribution and service plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges, apply to your purchases of Class A shares of the Fund unless waived as described under “Sales Charge Waivers”:

Amount Invested	Sales Charge as a % of Offering Price[1]	Sales Charge as a % of Amount Invested	Dealer Reallowance[2]
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	1.25%
$500,000 or more[3,4]	None[4]	None[4]	None[4]

(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)	At the discretion of the Trust, however, the entire sales charge may at times be reallowed to dealers. The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

(3)	Class A shares that are purchased at NAV in amounts of $500,000 or more may be assessed a 1.00% CDSC, if they are redeemed within eighteen months from the date of purchase. See below for further information.

(4)	A selling broker may receive commissions on purchases of Class A shares over $500,000 calculated as follows: 1.00% on purchases between $500,000 and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million.

The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. As shown, investors that purchase $500,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $500,000 or more of Class A shares may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase. The CDSC is based upon the investor’s original purchase price. Any CDSC paid on the redemptions of Class A shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. Brokers may receive distribution and/or shareholder service fees for Class A shares.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund’s distributor, Easterly Securities LLC (the “Distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children. These variations are separate and apart from those discussed in Appendix A. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Fund’s shares or the Trust’s Transfer Agent does not confirm your represented holdings. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Rights of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares or Class C shares of any of the Trust’s portfolios as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

●	an individual;

●	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

●	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403, or 457 of the Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Class A shares of any of the Trust’s portfolios as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Fund from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you may also include (1) the cost of shares of a Trust’s portfolio which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Trust portfolios you currently own acquired in exchange for shares of Trust portfolios purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Trust, Transfer Agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Sales Charge Waivers

The availability of certain sales charge waivers and discounts to Class A Shares of the Fund will depend on whether you purchase your Class A Shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures (from those described above for Class A Shares generally) regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers. Please consult your financial intermediary for more information. For specific information with respect to sales charge waivers and discounts available through a specific financial intermediary, please refer to Appendix A attached to this Prospectus. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase shares of the Fund directly from the Fund or through another intermediary to receive such waivers or discounts.

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

●	Employees of broker-dealers or other financial institutions (including registered investment advisors and financial planners) having agreements with the Distributor or Easterly (a “Selling Representative”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

●	Employees of a bank, savings and loan, credit union or other financial institution that utilize a Selling Representative to clear purchases of the Trust’s shares and their immediate families.

●	Participants in certain “wrap-fee” programs, mutual fund platform programs, supermarket programs, or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor or Easterly.

●	Clients of financial intermediaries that have entered into arrangements with the Distributor or Easterly (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Trust shares) providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

●	Institutional investors (which may include bank trust departments and registered investment advisors).

●	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor or Easterly.

●	Insurance company separate accounts, separate accounts used to fund certain unregistered variable annuity contracts, Section 403(b), 401(a), or 401(k) accounts and college savings plans organized under Section 529 of the Code.

●	Employer-sponsored retirement or benefit plans with total plan assets of at least $1 million where the plan’s investments in the Trust are part of an omnibus account. A minimum initial investment of $1 million in the Trust is required. Easterly in its sole discretion may waive these minimum dollar requirements.

●	Reinvestment of capital gains distributions and dividends.

More information about existing sales charge reductions and waivers is available free of charge at https://funds.easterlyam.com/.

Class C Shares

Class C shares of the Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay 1.00% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services which amount is accrued and paid monthly. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

Brokers that have entered into selling agreements with the Fund’s distributor may receive a commission of up to 1.00% of the purchase price of Class C at the time of purchase. Brokers may also receive distribution and/or shareholder service fees for Class C shares held for over a year. If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

CDSC Waivers

Certain shareholders may be eligible for CDSC waivers. Please see the information set forth below for specific eligibility requirements. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a CDSC waiver. Similar notification must be made in writing when an order is placed by mail. The CDSC waiver will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Fund’s shares or the Trust’s Transfer Agent does not confirm your represented holdings. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other series of the Trust.

A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the one year preceding the redemption; (ii) the current NAV of shares purchased more than one year prior to the redemption; and (iii) the current NAV of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

In addition, the CDSC, if otherwise applicable, will be waived in the case of:

(1)	redemptions of Class C shares held at the time a shareholder dies or becomes disabled, only if the Class C shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account (“IRA”) or Custodial Account under Section 403(b)(7) of the Code (“403(b) Custodial Account”), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

(2)	redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 70 1/2; or (c) a tax-free return of an excess contribution to an IRA; and

(3)	certain redemptions pursuant to the Fund’s Systematic Withdrawal Plan (see “Redemption of Shares—Systematic Withdrawal Plan”).

With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term “distribution” does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of written confirmation of the shareholder’s entitlement.

The sales charge waivers (and discounts) available through financial intermediaries are set forth in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts). Please contact your financial intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the financial intermediary’s related policies and procedures.

Class C Shares Conversion Feature

After 8 years, Class C shares generally will convert automatically to Class A shares of the Fund with no initial sales charge, provided that the Fund or the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least 8 years. The automatic conversion of Class C shares to Class A shares will not apply to shares held through group retirement plan record keeping platforms of certain intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion. The 8-year period runs from the last day of the month in which the shares were purchased or, in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased; the shares will convert to Class A shares based on their relative NAVs in the month following the 8-year period. At the same time, an equal proportion of Class C shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. A conversion of shares of one Class directly for shares of another Class of the same Fund generally should not be taxable for federal income tax purposes.

Class I Shares

Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of the Fund.

Exchanges for Class I Shares

Holders of Class A and Class C shares issued by the Fund may exchange their shares for Class I shares provided that they: (1) hold their shares through a Selling Broker or other financial intermediary or institution that has a distribution agreement with the Fund’s distributor to offer Class I shares and which authorizes such an exchange; and (2) are otherwise eligible to invest in Class I shares in accordance with the terms of this Prospectus. Any such exchange is subject to the Fund’s discretion to accept or reject the exchange. Class A shareholders of the Fund who purchased $500,000 or more of shares, and who then exchange them for Class I shares within eighteen months of the original purchase date, will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class A shares purchased in an amount of $500,000 or more and redeemed within eighteen months of the date of original purchase, unless the Adviser in its sole discretion determines to waive the applicable CDSC. Class C shareholders who exchange them for Class I shares within one year of the original purchase date will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class C shares made within one year of the date of original purchase, unless the Adviser in its sole discretion determines to waive the applicable CDSC. For federal income tax purposes, an exchange of Class A or Class C shares for Class I shares within the same Fund will not result in the recognition of a capital gain or loss.

HOW TO PURCHASE SHARES

Initial Purchase Methods

To open an account, you must submit a completed new account application in good order. Initial investments may be funded via federal funds wire transfer, Automated Clearing House (“ACH”), or check drawn on a U.S. financial institution. The Fund offers its shares at the NAV next determined after an order is received in “good order” on a business day. The Fund reserves the right to reject any purchase order or payment method at its sole discretion.

You may purchase shares of the Fund by sending a completed account application form to the following address:

Regular /Express Mail	Overnight Mail
Easterly Funds Trust c/o Ultimus Fund Solutions, LLC PO Box 46707 Cincinnati, OH 45246	Easterly Funds Trust c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

The Fund reserves the right, in its sole discretion, to reject any application to purchase shares. A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor. You may purchase shares of the Fund by check, by wire, or through a broker.

Unacceptable Forms of Payment

The Fund generally does not accept cash equivalents for the purchase of shares, including, but not limited to: cash, cashier’s checks, bank official checks, certified checks, bank money orders, third-party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, cryptocurrency, or payments drawn on non-U.S. financial institutions.

Payment for Shares and Good Funds Policy

The Fund accepts payment for shares by check, ACH transfer, or wire transfer. All purchase orders are subject to acceptance by the Fund and will be executed at the next NAV calculated after the order is received in “good order”. Payments made by check or ACH may be subject to a collection period to ensure that funds have cleared and are received in good funds. The Fund and Transfer Agent reserve the right to delay the disbursement of redemption or exchange proceeds from shares purchased by check or ACH for up to 10 business days (or longer, if necessary) to allow the payment to clear. During this period, the proceeds of newly purchased shares are not available for redemption or exchange. This policy does not apply to purchases made by wire transfer, which are generally considered good funds upon receipt. If a check or ACH payment does not clear, the purchase order will be cancelled, and the investor will be responsible for any resulting loss incurred by the Fund or Transfer Agent, as well as any applicable fees.

Purchase by Check

Account applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund in which you choose to invest. Redemptions of shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank.

ACH Purchase

Shareholders may purchase additional shares of the Fund through the ACH network from a U.S. domestic bank or other U.S. domestic financial institution. All payments must be made in U.S. dollars. ACH may be used for both initial and subsequent investments. To establish ACH instructions, shareholders must provide the required banking information on the account application (or other documentation acceptable to the Fund or Transfer Agent). The designated bank account must be maintained at a U.S. domestic financial institution. The name(s) and registration on the bank account must exactly match the name(s) and registration on the Fund account. The bank account must be owned and controlled by the shareholder(s). ACH transfers initiated from a third-party bank account will not be accepted. The Fund and Transfer Agent reserve the right to reject any ACH purchase request that is not received in “good order”.

ACH Transaction Limits - Purchases via ACH

ACH purchases may not exceed $100,000 per transaction. The Fund reserves the right to change this limit at any time without prior notice. The Fund may also reject any purchase order for any reason.

Returned Check/Non-Sufficient Funds Fee

If your check or electronic payment does not clear, you will be responsible for any loss or expense incurred by the Fund or Transfer Agent, as well as any applicable fees. A $25 fee will be charged to defray bank charges and processing costs associated with the returned payment. The Fund reserves the right to redeem shares from your account to cover any unpaid amounts.

Purchase by Wire

If you wish to invest in the Fund by wire, please call the Fund at (833) 999-2636 to obtain detailed wiring instructions and to notify the Fund that a wire transfer will be sent. The Fund will generally credit investments made by wire on the business day the wired funds are received by the Fund’s designated bank provided the wired funds are received prior to the close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time). Your bank may charge you a fee for same day wire transfers. The Fund is not responsible for any delays in the receipt of wired funds due to the actions of the transmitting or receiving bank, or the Federal Reserve wire system.

Purchase through Brokers

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums.

You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Automatic Investment Plan

Shareholders may purchase shares of the Fund through an Automatic Investment Plan (“AIP”), which provides for regular, periodic purchases in accordance with the shareholder’s instructions and the Transfer Agent’s procedures. With the shareholder’s authorization, the Transfer Agent will process AIP purchases in the amount and frequency selected by the shareholder. There is no minimum investment amount required to participate in the AIP. Shareholders may change or terminate AIP instructions at any time by contacting the Transfer Agent. Only bank accounts maintained at U.S. financial institutions that are ACH members may be used. The Fund and/or Transfer Agent may modify, suspend, or terminate the AIP at any time.

When Order is Processed

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before the close of NYSE (generally 4:00 p.m. (Eastern Time)) will be processed on that same day. Requests received after the close will be processed on the next business day.

Purchase Requests in Good Order

A purchase request will be considered to be in “good order” only if it includes all of the following:

●	A completed and signed account application (for new accounts).

●	The exact dollar amount of the investment.

●	For existing accounts, the account number and the name(s) exactly as registered on the account.

●	Payment in U.S. dollars, payable to the Fund.

●	Any documentation reasonably required by the Fund or Transfer Agent to verify the identity or authority of the purchaser, if applicable.

Requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Fund and Transfer Agent are not responsible for delays or losses due to requests that are not received in good order

Retirement Plans

You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at (833) 999-2636 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Fund:

via Regular/Express Mail	via Overnight Mail
Easterly Funds Trust c/o Ultimus Fund Solutions, LLC PO Box 46707 Cincinnati, OH 45246	Easterly Funds Trust c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246

Redemption Proceeds

Redemption proceeds are typically sent on the next business day after a request is received in “good order”. As permitted by federal law, the Fund may delay payment for up to seven calendar days. The Fund also reserves the right to delay payment for shares recently purchased by check or via ACH until the payment has cleared, which may take up to 10 business days (or longer, if necessary). Proceeds are generally paid by check, wire transfer, or ACH, as elected by the shareholder. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Suspension or Postponement of Redemptions

The Fund may suspend redemption procedures and postpone redemption payment during any period when (a) trading is restricted, as determined by the applicable rules and regulations of the SEC, (b) the NYSE is closed other than for customary weekend or holiday closing, or (c) when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Federal and State Income Tax Withholding (IRAs and Other Retirement Accounts)

Distributions from IRAs and other retirement accounts may be subject to federal income tax withholding and, where applicable, state income tax withholding. Federal income tax generally will be withheld from IRA distributions unless you elect otherwise on the applicable request form. If you do not make a withholding election, withholding will be applied in accordance with applicable law and IRS rules. State income tax withholding may also apply depending on your state of residence and applicable state law. Withholding is not a determination of your actual tax liability.

Lost Shareholders, Inactive Accounts and Unclaimed Property

Unclaimed property laws may require the Fund or Transfer Agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law. Before any transfer to the state is made, the Fund or Transfer Agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale. For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or Transfer Agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Telephone Transactions

You may purchase, exchange, or redeem Fund shares by calling 833-999-2636. Telephone transaction privileges are automatically available for new accounts unless you decline them on your account application or later revoke them by written instruction to the Fund or Transfer Agent.

Telephone instructions, if received in good order before the applicable cut-off time, will be processed at the Fund’s next determined NAV. Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer. Telephone redemptions are generally limited to $100,000 per account. Requests for amounts above this limit must be submitted in writing and must include a Medallion Signature Guarantee.

During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Fund or Transfer Agent. Please allow additional time to place your transaction. The Fund or Transfer Agent will not be held liable for any loss if you are unable to reach them to place a telephone transaction.

The Fund and Transfer Agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (PIN) if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither the Fund nor Transfer Agent will be responsible for any loss, liability, cost, or expense arising from unauthorized or fraudulent telephone instructions. If you own an IRA, you will be asked to make an election regarding federal and applicable state income tax withholding at the time of a redemption.

For your protection, telephone redemptions may be restricted for 30 days following a change of address or banking information. The Fund may also require a signature guarantee or other documentation for certain transactions. The Fund reserves the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

Redemptions through Broker

If shares of the Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire

You may request that your redemption proceeds be wired directly to your bank account. The Fund’s Transfer Agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account, but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer. Your bank may also impose a fee for the incoming wire.

When Redemptions are Sent

Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request, which are payable at the next determined NAV following the receipt your redemption request in “good order”, as described below. If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Redemption Requests in Good Order

A redemption request will be considered to be in “good order” only if it includes all of the following:

●	The name of the Fund and the account number

●	The exact dollar amount or number of shares to be redeemed

●	The name(s) of the registered account owner(s), exactly as they appear on the account

●	Signature(s) of all registered owner(s)

●	Any required signature guarantee or medallion signature guarantee, if applicable

●	Any documentation reasonably required by the Fund or Transfer Agent to verify the identity or authority of the person(s) requesting the redemption

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and Transfer Agent are not responsible for processing delays or losses resulting from requests not received in good order.

Medallion Signature Guarantee Requirements

To protect shareholders and the Fund from potential fraud, the Fund and/or Transfer Agent may require a signature guarantee, including a Medallion Signature Guarantee, in certain circumstances. A Medallion Signature Guarantee is a stamped certification from an eligible guarantor institution that verifies the authenticity of a signature and the authority and capacity of the person signing.

The Fund and/or Transfer Agent may require a Medallion Signature Guarantee in situations including, but not limited to, the following:

●	The redemption amount exceeds $100,000 (or such other threshold as may be established by the Fund and/or Transfer Agent);

●	Proceeds are requested to be mailed to an address or sent to a bank account that was changed or added within the past 30 calendar days;

●	Proceeds are requested to be made payable to a person or entity other than the registered account owner;

●	Proceeds are requested to be sent to a financial institution account that is not in the shareholder’s name;

●	The account registration or ownership is being changed;

●	Instructions are submitted by mail with alternate delivery instructions, special handling, or other non-standard processing; or

●	Any other circumstance in which the Fund or Transfer Agent reasonably determines that additional documentation or verification is appropriate.

A Medallion Signature Guarantee must be obtained from an eligible guarantor institution that participates in a recognized a Medallion Signature Guarantee program (STAMP, SEMP, or MSP). These institutions typically include banks, savings associations, credit unions, and broker-dealers. A notary seal is not an acceptable substitute for a Medallion Signature Guarantee.

Shareholders should contact the Transfer Agent in advance if they are unsure whether a Medallion Signature Guarantee will be required. The Fund and/or Transfer Agent reserves the right, in their discretion, to waive or require a Medallion Signature Guarantee and to any signature guarantee that it deems unacceptable.

Systematic Withdrawal Plan

Shareholders may redeem shares through a Systematic Withdrawal Plan (“SWP”) which provides for regular, periodic redemptions in accordance with the shareholder’s instructions and the Transfer Agent’s procedures. With the shareholder’s authorization, the Transfer Agent will process SWP redemptions in the amount and frequency selected by the shareholder. Shareholders may change or terminate SWP instructions at any time by contacting the Transfer Agent. The Fund and/or Transfer Agent may modify, suspend, or terminate the SWP at any time.

Reinstatement Privilege

A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at NAV next determined after a reinstatement request (made in writing to and approved by Easterly), together with the proceeds, is received by the Transfer Agent.

Involuntary Redemptions

If the Fund is the only holding of a shareholder in the Trust, then due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in the Fund’s NAV after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Fund holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains.

Redemption-In-Kind

If the Board of Trustees determines that it would be detrimental to the best interests of the Fund’s shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

Exchange Privilege

Shares of the Fund may be exchanged without payment of any exchange fee for shares of another Fund of the Trust of the same Class at their respective NAVs. Please refer to that Fund’s Prospectus with respect to the fees and expenses of investing in shares of the Fund. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of the Fund that does not charge a CDSC will not be counted. Thus, in effect the “holding period” for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC. In addition, shares that are exchanged into or from the Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into the Fund with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Fund shares being acquired may be legally sold. Easterly reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust’s Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. Additionally, fund share classes and account registrations must match.

The Distributor and Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

Account Statements and Transaction Confirmations

You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for those taking place on a recurring basis, such as through an automatic investment plan or for dividend and capital gain distributions. For recurring transactions, the details will appear on your periodic account statement, serving as confirmation for such activity.

It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact the Fund or Transfer Agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set forth therein, and the Fund and its agents will not be liable for any losses that may result from your failure to report the issue.

Uncashed Checks and Automatic Dividend and Capital Gain Reinvestment

If you elect to receive your dividend and capital gain distributions via check, ACH or wire, and the distribution amount is $50 or less, then the amount will be automatically reinvested as additional shares into your account.

For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment. Your distribution option will automatically be converted to having all dividends and capital gain distributions reinvested into your account as additional shares if any of the following occur:

1.	Postal or other delivery service is unable to deliver mail or checks to the address of record thereby designating your account as “lost”;

2.	Dividends and capital gain distributions checks are not cashed within 180 days; or

3.	Bank account of record is no longer valid.

For non-retirement and non-educational accounts, redemption proceeds sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, redemption proceeds are subject to market risk like any other investment.

MARKET TIMING AND FREQUENT TRADING POLICY

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

1)	committing staff to monitor, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s Market Timing and Exchange Policy;

2)	providing notice to certain investors to cease trading if transactions are deemed excessive or suspicious;

3)	providing warning letters or emails;

4)	rejecting specific purchase requests; and

5)	rejecting purchase requests from certain investors

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seek to make judgments and applications that are consistent with the interests of the Fund’s shareholders. Based on the frequency of redemptions in your account, the Adviser or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing and Exchange Policy and elect to reject certain purchases or revoke the amount, number, frequency or method for requesting future purchases or exchanges into the Fund. The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from future trading with the Fund.

Although the Fund’s attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.

While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing and Exchange Policy to their customers who invest indirectly in the Fund, the Fund is limited in their ability to monitor the trading activity or enforce the Fund’s Market Timing and Exchange Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing and Exchange Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing and Exchange Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request.

If the Fund or Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

DIVIDENDS AND DISTRIBUTIONS

The Fund has elected to be treated, and intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund, declares and pays dividends from net investment income, if any, annually. Distributions of net realized long-term and short-term capital gains, if any, earned by the Fund will be made annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund, or should the Board deem it to be in the best interest of shareholders. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by the Fund to a shareholder will be automatically reinvested (at current NAV) in additional shares of the Fund (which will be deposited in the shareholder’s account) unless the shareholder instructs the Fund, in writing, to pay all dividends and distributions in cash. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

Annual Statements

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous calendar year, if any. The statement provides information on your dividends and capital gains for tax purposes. If any dividends are declared in October, November, or December to shareholders of record in such months and paid in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31 of the prior year. The Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund will make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information or, as applicable, adjust the cost basis of any covered shares (defined below).

Avoid “Buying a Dividend”

At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For example, if you buy shares in the Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.”

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust. Unless your investment in the Trust is through a tax-advantaged retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Fund makes distributions and when you sell Fund shares, including an exchange to another portfolio.

Taxes on Distributions

In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains or some combination of both, whether you take them in cash or reinvest them in Fund shares. The Fund’s investment techniques, including use of covered call options, short-sales, short-term trading strategies, derivatives and high portfolio turnover rate, may result in more of the Fund’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

For federal income tax purposes, any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Certain ordinary income dividends received by corporations may be eligible for the corporate dividends received deduction if certain holding period and other requirements are satisfied. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Taxes on Sales

Your sale of Fund shares normally is subject to federal income tax and may result in a taxable gain or loss to you. Your exchange of Fund shares for shares of another portfolio is treated for tax purposes like a sale of your original Fund shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares. If a shareholder realizes a loss on the redemption or exchange of the Fund’s shares and reinvests in that portfolio’s shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

Cost Basis

The Fund (or its administrative agents) is required to report to the IRS and furnish to Fund shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date). In the absence of an election, the Fund will use a default cost basis method which is the average cost method. The cost basis method elected by the Fund’s shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the close of business on the trade date of each such sale of Fund shares. Fund shareholders should consult with their tax advisers prior to making redemptions to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.

Back-up Withholding

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount is currently 24% of your taxable distributions or redemption proceeds. When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

Other

Fund distributions and gains from the sale or exchange of your Fund shares also may be subject to state and local taxes. If more than 50% of the Fund’s assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund (subject to various limitations). In such a case shareholders would also need to include such foreign taxes in income. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.

Foreign Shareholders

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund (and, under certain circumstances, at the rate of 21% on certain capital gain dividends), as discussed in more detail in the SAI.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

DISTRIBUTION OF SHARES

Easterly Securities LLC is the distributor for the shares of the Fund. The distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

Distribution (12b-1) and Shareholder Servicing Fees

The Trust, with respect to the Fund, has adopted a Plan of Distribution for each of Class A, and Class C, pursuant to Rule 12b-1 of the 1940 Act (the “Plans”), pursuant to which the Fund may pay the distributor an annual fee for distribution and shareholder servicing expenses of 0.25% for Class A shares, and 1.00% for Class C shares of the Fund’s average daily net assets attributable to the respective class of shares. Class I shares do not have a Plan. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The distributor and other entities, including a broker-dealer affiliate of the Adviser, are paid pursuant to the Plans provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Additional Compensation to Financial Intermediaries

The Fund’s distributor, its affiliates, and the Adviser and its affiliates may each, at its own expense and out of its own assets including their legitimate profits from Fund-related activities (and not as an additional charge to the Fund), provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers-dealers, financial advisers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Such payments may provide incentives for such parties to make shares of the Fund available to their customers and may allow the Fund greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of the Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers; access to the financial intermediary’s registered representatives and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not change the price an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of the investor.

The Adviser does not direct the Fund’s portfolio securities transactions, or otherwise compensate broker-dealers in connection with the Fund’s portfolio transactions, in consideration of sales of Fund shares. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.

Householding

To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at (833) 999-2636 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

Legal Proceedings

The Adviser, Distributor, Trustees of the Trust, certain officers of the Trust, the Trust (with respect to a separate series of the Trust not offered in this prospectus), and certain other individuals and entities are parties to a consolidated class action suit filed in the U.S. District Court in the Southern District of New York, originally instituted on July 24, 2025 and July 25, 2025, alleging violations of certain provisions of the Securities Act of 1933 in connection with sales of shares of a separate series of the Trust not offered in this prospectus. Plaintiffs seek to recover an unspecified amount of damages. The litigation is in its early stages. Given the inherent uncertainties of litigation, management is unable to estimate the amount or range of the potential loss.

FINANCIAL HIGHLIGHTS

The Fund is new and has no performance history as of the date of this Prospectus. As a result, the financial highlights information presented for the Fund is the financial history of the Predecessor Fund, which was reorganized into the Fund after the close of business on June 26, 2026. The financial highlights show the Predecessor Fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Predecessor Fund or any of its share classes and for the six month period ended December 31, 2025. The financial highlights shown below for Adviser Class shares of the Predecessor Fund represent Class I shares of the Fund. The financial highlights table is intended to help you understand the Fund’s and the Predecessor Fund’s financial performance. Certain information reflects financial results for a single share of the Predecessor Fund. The information for the six months ended December 31, 2025 which has been derived from the Predecessor Fund’s semi-annual financial statements included in the Predecessor Fund’s semi-annual report, has not been audited. The information for the fiscal years ended June 30, 2025, 2024, 2023, 2022, and 2021, as applicable, presented in the tables below has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements, are included in the Predecessor Fund’s June 30, 2025 annual report, which is available upon request. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions).

OLSTEIN ALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

CLASS A

	Period Ended December 31, 2025	Year Ended June 30,
	(Unaudited)	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$26.62	$26.92	$25.57	$25.11	$34.32	$21.40
INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.08	0.21	0.25	0.18	0.01	(0.01)
Net realized and unrealized gain (loss) on investments(b)	1.89	1.69	1.32	2.04	(4.77)	13.06
Total from investment operations	1.97	1.90	1.57	2.22	(4.76)	13.05
LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.23)	(0.22)	—	—	(0.13)
Net realized gains	(1.41)	(1.97)	—	(1.76)	(4.45)	—
Total distributions	(1.65)	(2.20)	(0.22)	(1.76)	(4.45)	(0.13)
Net asset value, end of period	$26.94	$26.62	$26.92	$25.57	$25.11	$34.32
Total return(c)(d)	7.54%	6.75%	6.23%	9.30%	-15.99%	61.15%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$260,486	$265,238	$274,620	$298,532	$293,747	$142,863
Ratio of expenses to average net assets(e)	1.43%	1.42%	1.42%	1.41%	1.42%	1.39%
Ratio of net investment income (loss) to average net assets(e)	0.59%	0.76%	0.98%	0.71%	0.03%	(0.05)%
Portfolio turnover rate(c)	13%	38%	27%	32%	43%	42%

(a)	Net investment income per share has been calculated based on average shares outstanding during the periods.

(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)	Not annualized for periods less than one year.

(d)	Total return does not reflect sales charge.

(e)	Annualized for periods less than one year.

OLSTEIN ALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

CLASS C

	Period Ended December 31, 2025	Year Ended June 30,
	(Unaudited)	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$18.10	$18.92	$17.97	$18.29	$26.38	$16.53
INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.01)	0.00 (b)	0.04	(0.01)	(0.18)	(0.17)
Net realized and unrealized gain (loss) on investments(c)	1.28	1.21	0.93	1.45	(3.46)	10.06
Total from investment operations	1.27	1.21	0.97	1.44	(3.64)	9.89
LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.06)	(0.02)	—	—	(0.04)
Net realized gains	(1.41)	(1.97)	—	(1.76)	(4.45)	—
Total distributions	(1.53)	(2.03)	(0.02)	(1.76)	(4.45)	(0.04)
Net asset value, end of period	$17.84	$18.10	$18.92	$17.97	$18.29	$26.38
Total return(d)(e)	7.16%	5.98%	5.43%	8.46%	-16.62%	59.89%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$11,027	$17,748	$24,668	$34,328	$40,368	$289,103
Ratio of expenses to average net assets(f)	2.18%	2.17%	2.17%	2.16%	2.15%	2.14%
Ratio of net investment income (loss) to average net assets(f)	(0.20)%	0.01%	0.23%	(0.04)%	(0.70)%	(0.80)%
Portfolio turnover rate(d)	13%	38%	27%	32%	43%	42%

(a)	Net investment income per share has been calculated based on average shares outstanding during the periods.

(b)	Amount represents less than $0.005 per share.

(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Not annualized for periods less than one year.

(e)	Total return does not reflect sales charge.

(f)	Annualized for periods less than one year.

OLSTEIN ALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

ADVISER CLASS

	Period Ended December 31, 2025	Year Ended June 30,
	(Unaudited)	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$26.97	$27.25	$25.92	$25.37	$34.54	$21.51
INVESTMENT OPERATIONS:
Net investment income(a)	0.12	0.28	0.32	0.24	0.09	0.06
Net realized and unrealized gain (loss) on investments(b)	1.93	1.71	1.33	2.07	(4.81)	13.13
Total from investment operations	2.05	1.99	1.65	2.31	(4.72)	13.19
LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)	(0.30)	(0.32)	—	—	(0.16)
Net realized gains	(1.41)	(1.97)	—	(1.76)	(4.45)	—
Total distributions	(1.69)	(2.27)	(0.32)	(1.76)	(4.45)	(0.16)
Net asset value, end of period	$27.33	$26.97	$27.25	$25.92	$25.37	$34.54
Total return(c)	7.69%	7.05%	6.48%	9.57%	-15.76%	61.49%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$207,592	$216,642	$232,593	$269,031	$262,284	$322,350
Ratio of expenses to average net assets(d)	1.18%	1.17%	1.17%	1.16%	1.16%	1.14%
Ratio of net investment income to average net assets(d)	0.84%	1.01%	1.23%	0.96%	0.29%	0.20%
Portfolio turnover rate(c)	13%	38%	27%	32%	43%	42%

(a)	Net investment income per share has been calculated based on average shares outstanding during the periods.

(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

APPENDIX A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same portfolio (but not any other fund within the fund family).

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same portfolio family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occurs in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●	A shareholder in the Fund’s Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the Prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

●	Breakpoints as described in this Prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott LLC (“Janney”)

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

●	Shares acquired through a right of reinstatement.

●	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

●	Shares sold upon the death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

●	Shares purchased in connection with a return of excess contributions from an IRA account.

●	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1/2 as described in the fund’s Prospectus.

●	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

●	Shares acquired through a right of reinstatement.

●	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in the fund’s Prospectus.

●	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

Robert W. Baird & Co. (“Baird”):

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund.

●	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird.

●	Shares purchased within 90 days following a redemption from a Easterly Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

●	A shareholder in the Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to a contingent deferred sales charge (“CDSC”) and the conversion is in line with the policies and procedures of Baird.

●	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Investor A and C shares Available at Baird

●	Shares sold due to death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

●	Shares bought due to returns of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus.

●	Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

●	Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

●	Breakpoints as described in this prospectus.

●	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Easterly assets held by accounts within the purchaser’s household at Baird. Eligible Easterly assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Easterly through Baird, over a 13-month period of time.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)

Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.

Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Shareholders purchasing or holding shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.

CLASS A SHARES

As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of accumulation

Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Fund held by accounts within the purchaser’s household at Stifel. Ineligible assets include class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end sales charge waivers on Class A shares available at Stifel

●	Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

●	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.

●	Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Insert Fund Company Name.

●	Shares purchased from the proceeds of redeemed shares of Insert Fund Company Name so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.

●	Shares from rollovers into Stifel from retirement plans to IRAs.

●	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

●	Purchases of Class 529-A shares through a rollover from another 529 plan.

●	Purchases of Class 529-A shares made for reinvestment of refunded amounts.

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Contingent Deferred Sales Charges Waivers on Class A and C Shares

●	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.

●	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

●	Shares acquired through a right of reinstatement.

●	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.

●	Shares exchanged or sold in a Stifel fee-based program.

Share Class Conversions in Advisory Accounts

●	Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

●	Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

●	Shares purchased through a rollover from another 529 plan.

●	Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan. hares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information.

●	Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts

Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

●	Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

●	Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

●	Gift of shares will not be considered when determining breakpoint discounts.

Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports to Shareholders and in Form N-CSR. In the Fund’s Annual Report (when available), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s Annual and Semi-Annual financial statements. The Fund’s SAI also provides additional information about the Fund. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the SAI, to request other information about the Fund, or to make shareholder inquiries, please call (833) 999-2636.

You also may obtain information about the Fund, including the Annual and Semi-Annual Reports (when available), the SAI, and other information such as Fund financial statements (when available), by calling your financial advisor or by visiting our website at: https://funds.easterlyam.com/.

Information about the Fund, including the Annual and Semi-Annual Reports (when available), the SAI, and other information such as Fund financial statements (when available), can be reviewed and copied at the SEC’s Public Reference Section. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Trust’s Investment Company Act file number is 811-23611.

JAMES ALPHA FUNDS TRUST D/B/A EASTERLY FUNDS TRUST STATEMENT OF ADDITIONAL INFORMATION

DATED June 29, 2026

FUND	Class A	Class C	Class I
Easterly Snow All Cap Value Fund	SNVAX	SNVCX	SNVIX

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated June 29, 2026, and as may be further amended or supplemented from time to time. The Easterly Snow All Cap Value Fund (the “Fund”) is newly organized and has been created for the purposes of acquiring the assets and liabilities of the predecessor fund (as defined below). The predecessor fund’s audited financial statements contained in the Form N-CSR for its most recent fiscal year ended June 30, 2025, as well as the unaudited financial statements of the predecessor fund contained in the Form N-CSR for the six-month period ended December 31, 2025, are incorporated by reference into this SAI. A free copy of the Prospectus, the Fund’s financial statements and Form N-CSR (when available) can be obtained by writing the Transfer Agent at c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246 or by calling (833) 999-2636. You may also obtain a copy of the Prospectus or the financial statements and Form N-CSR (when available) by visiting funds.easterlyam.com.

TABLE OF CONTENTS

TRUST HISTORY	1
INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS	1
INVESTMENT RESTRICTIONS	30
FUNDAMENTAL INVESTMENT RESTRICTIONS	30
PORTFOLIO HOLDINGS DISCLOSURE	31
PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE FUND	32
TRUSTEES AND OFFICERS	33
MANAGEMENT AND OTHER SERVICES	38
DETERMINATION OF NET ASSET VALUE	45
CERTAIN TAX CONSIDERATIONS	46
ADDITIONAL INFORMATION	58
FINANCIAL STATEMENTS	60
APPENDIX A — RATINGS	A 1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B 1

TRUST HISTORY

James Alpha Funds Trust d/b/a Easterly Funds Trust (the “Trust”) is an open-end management investment company, commonly known as a “mutual fund,” registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was established under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated September 21, 2020, which was subsequently amended and restated on January 8, 2021 (the “Agreement and Declaration of Trust”). The Trust’s Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value (the “Shares”).

Easterly Investment Partners LLC (“Easterly” or the “Adviser”) is the investment adviser of the Fund.

After the close of business on June 26, 2026, the Fund assumed the assets and liabilities of the Olstein All Cap Value Fund (the “Predecessor Fund”). All historical financial information and other information contained in this SAI relating to the Fund (or any classes thereof) for periods ending on or prior to June 26, 2026 is that of the Predecessor Fund (or the corresponding classes thereof).

INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS

The Fund is a diversified fund within the meaning of the 1940 Act.

The investment objective and principal investment strategies of the Fund are described in the Prospectus. A further description of the Fund’s investments and investment methods appears below. The Fund might not invest in all of these types of securities or use all of these techniques at any one time. The Adviser may invest in other types of securities and may use other investment techniques in managing the Fund as well as securities and techniques not described.

Generally, the Fund’s compliance with its investment policy and limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, except with respect to borrowing, and limitations on illiquid investments, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and limitations.

MARKET RISK AND RECENT MARKET EVENTS. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, political and regulatory developments, actions taken by the federal reserve or other central banks, market disruptions caused by trade disputes or other events or circumstances investor sentiment, heavy institutional selling, and other factors that may or may not be related to the issuer of the security or other asset. U.S. and international markets have been experiencing dramatic volatility. Periods of market volatility can cause the securities markets to experience substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and increased likelihood of default and valuation difficulties, and therefore increase the risks of investing in securities in which the Fund may invest. Common stock held by the Fund may fall in value due to general market and economic conditions, including changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class, and changes in general market, economic, political, and regulatory conditions. Also, certain unanticipated events, such as natural disasters, infectious disease epidemics, or other public health crises, terrorist attacks, war, supply chain disruptions, trade disputes, economic sanctions, imposition of tariffs, elevated levels of government debt, recessions, a government shutdown, country instability and other geopolitical events, can have a dramatic adverse effect on stock markets. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic

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region, or the market in general. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

For example, the outbreak of the coronavirus, COVID-19, resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which disrupted global economic activity across many industries.

The effect of health crises like the COVID-19 pandemic cannot be predicted with certainty and such health crises may also exacerbate other pre-existing political, social, economic, market and financial risks and could negatively impact the Fund’s performance.

Many of the foregoing risks are outside of the control of the Fund or the Adviser. These risks may affect the Fund or the Adviser, and other service providers given economic, political and regulatory uncertainty created such risks.

EQUITY SECURITIES. The Fund may invest in equity securities. An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.

Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

The risks of investing in companies in general include business failure and reliance on erroneous reports. To the extent the Fund is invested in the equity securities of small- or medium-size companies, directly or indirectly, it will be exposed to the risks of smaller sized companies. Small- and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines or services, markets, or financial resources, or are dependent on a small management group. In addition, because these securities are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s holdings.

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CONVERTIBLE SECURITIES. The Fund may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s objective(s).

CONTINGENT CONVERTIBLE SECURITIES. The Fund may invest in contingent convertible securities. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited, to:

•	Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
•	Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
•	Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

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Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

WARRANTS. To the extent consistent with its investment objectives and strategies, the Fund may invest in warrants. A warrant gives the holder a right, but not the obligation, to purchase from an issuer (a call warrant) or sell to an issuer (a put warrant) at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

YANKEE BONDS. To the extent consistent with its investment objectives and strategies, the Fund may invest in Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. The Fund may also invest in Yankee Certificates of Deposit (“Yankee CDs”). Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect and create increased risk relative to payment of principal or interest.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 100% of its net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”) or as otherwise to the extent permitted by the 1940 Act. The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. Generally, money market funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality, short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. Certain types of money market funds may impose a fee upon the sale of shares. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A money market fund’s sponsor is not required to reimburse the fund for losses. The Fund could lose money by investing in money market funds. The return on the Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies, unless waived. The Fund’s investment in an investment company may require the payment of a premium above the net asset value (“NAV”) of the investment company’s shares, and the market price of the investment company’s assets. The Fund will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

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The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act or with certain terms and conditions of applicable exemptive orders issued by the U.S. Securities and Exchange Commission (“SEC”). Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. SEC Rule 12d1-3 under the 1940 Act provides, however, that the Fund may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2 % provided the sales load and any service fee charged does not exceed limits set forth in applicable Financial Industry Regulatory Authority, Inc. (“FINRA”) rules.

If the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies. Other rules under the 1940 Act and SEC exemptive orders on which the Fund may rely further relax the limits of Section 12(d)(1) of the 1940 Act. Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Rule 12d1-4 under the 1940 Act also is designed to limit the use of complex fund structures.

Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent the Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds. In addition to Rule 12d1-4, the 1940 Act and related rules provide certain other exemptions from these restrictions.

EXCHANGE-TRADED FUNDS. An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF.

In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF's operating expenses and transaction costs.

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ETFs typically incur fees that are separate from those fees incurred directly by the Fund. Therefore, as a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. The Fund may also realize capital gains when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs.

Although mutual funds are similar to ETFs, they are generally sold and redeemed only once per day at market close. ETFs may seek to track a particular index or be actively managed. The ETFs in which the Fund invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which the Fund invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. There is a risk that the underlying ETFs in which the Fund invests may terminate. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted if (i) the listing exchange deems such action appropriate, (ii) the shares are de-listed from the exchange, or (iii) upon the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally.

The Fund currently intends to be a long-term investor in ETFs and does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s best interest to do so.

EXCHANGE-TRADED NOTES. To the extent consistent with the Fund’s investment objective and strategies, the Fund may invest in exchange-traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.

When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A decision to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

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INITIAL PUBLIC OFFERINGS. The Fund may invest in securities offered by companies in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Companies that offer securities in IPOs tend to typically have small market capitalizations and therefore their securities may be more volatile and less liquid than those issued by larger companies. Certain companies offering securities in an IPO may have limited operating experience and, as a result, face a greater risk of business failure.

ADJUSTABLE RATE SECURITIES. To the extent consistent with their investment objectives and strategies, the Fund may invest in adjustable rate securities (i.e., variable rate and floating rate instruments), which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features, which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days’ notice.

A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days. Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate instruments is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

UNIT INVESTMENT TRUSTS. A unit investment trust, commonly referred to as a UIT, is one of three basic types of investment companies. The other two types are mutual funds and closed-end funds. A unit investment trust is a registered investment company that buys and holds a generally fixed portfolio of stocks, bonds, or other securities. “Units” in the trust are sold to investors (unitholders) who receive a share of principal and dividends (or interest). A UIT has a stated date for termination that varies according to the investments held in its portfolio. A UIT investing in long-term bonds may remain outstanding for 20 to 30 years. UITs that invest in stocks may seek to capture capital appreciation over a period of a year or a few years. When these trusts are dissolved, proceeds from the securities are either paid to unitholders or reinvested in another trust. A UIT does not actively trade its investment portfolio. That is, a UIT buys a relatively fixed portfolio of securities (for example, five, ten, or twenty specific stocks or bonds), and holds them with little or no change for the life of the UIT.

Because the investment portfolio of a UIT generally is fixed, investors know more or less what they are investing in for the duration of their investment. Investors will find the portfolio securities held by the UIT listed in its prospectus.

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U.S. GOVERNMENT SECURITIES. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of, or guaranteed by the United States Treasury. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Moreover, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded; increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt. Notably, in August 2023, Fitch Ratings downgraded the United States’ long-term foreign credit issuer default rating to AA+ from AAA, citing expected fiscal deterioration over the next three years. If a U.S. government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of the Fund that holds securities of that entity will be adversely impacted.

Obligations of some agencies, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so.

ZERO-COUPON SECURITIES. The Fund may invest in zero-coupon securities which make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders, such as the Fund, before it receives any cash payments on its investment.

CHANGING INTEREST RATES. The Fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve. The value of the Fund’s investments generally will fall when interest rates rise. Changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility and potential illiquidity. In a low or negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a negatively yielding debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. In the past, certain European countries and Japan have pursued negative interest rate policies and there is a possibility that negative interest rate policies may be pursued in the United States at some point in the future.

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In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets, such as investment-grade and higher-yield debt instruments, or equity investments that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. In addition, a move to higher yielding investments may cause investors, including the Fund (to the extent permitted by its investment objective and strategies), to seek fixed-income investments with longer maturities and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit the Fund’s ability to locate fixed-income instruments containing the desired risk/return profile.

If interest rates rise, there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, the Fund may be subject to significant losses.

BELOW INVESTMENT GRADE DEBT SECURITIES. The Fund may invest in debt securities that are rated below “investment grade” by S&P Global Ratings (“S&P”), Moody’sRatings (“Moody’s”) or Fitch, Inc. (“Fitch”) or, if unrated, are deemed by the Adviser to be of comparable quality. Securities rated less than Baa by Moody’s or BBB by S&P are classified as below investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, and C is regarded by S&P and Moody’s, respectively, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative.

Debt rated C by Moody’s or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P’s, Moody’s, and Fitch’s descriptions of their ratings scales are contained in Appendix A to this SAI.

Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Adviser continuously monitor the issuers of high yield bonds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of the Fund’s investment objective may be more dependent on the Adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. The Fund may retain a security whose rating has been changed.

The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations.

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The issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from the Fund. In addition, the Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s holdings. The Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Fund may invest include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession. The Fund may also incur additional expenses to the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance.

There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Adviser attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. nonetheless, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment. The Fund may also invest in unrated debt securities.

Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. Easterly or will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable, or floating rates of interest.

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Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior or secured) debt securities have a higher priority than lower ranking (subordinated or unsecured) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior or secured securities may receive amounts otherwise payable to the holders of more junior or unsecured securities.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers may prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists, therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

CERTIFICATES OF DEPOSIT, BANKERS’ ACCEPTANCES AND TIME DEPOSITS. The Fund may

invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

BANK LOANS. Bank loans, also referred to as leveraged loans, generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan.

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By investing in a loan, a Fund becomes a member of a syndicate of lenders. Certain bank loans are illiquid, meaning a Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to a Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Fund, a reduction in the value of the loan, and a potential decrease in a Fund’s NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. However, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

INFLATION-INDEXED BONDS. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Department of the Treasury (the “Treasury”) and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the consumer price index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate.

Other inflation related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

MORTGAGE-BACKED SECURITIES (“MBS”). MBS generally represents interests in pools of mortgages on residential or commercial property. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs. MBS come in a variety of forms. Many have extremely complicated terms. MBS tend to pay higher yields to compensate for prepayment risk.

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Collateralized Mortgage Obligations. The Fund may invest in collateralized mortgage obligations (“CMOs”), which are MBS that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities. CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular CMO may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third-party guarantees is insufficient to make payments, the Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities.

As a result, it may be difficult or impossible to sell the securities at an advantageous time or price. Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. Government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. government has not guaranteed them.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS. CMOs may include real estate investment conduits (“REMICs”). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invests in certain mortgages principally secured by interests in real property.

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Residential Mortgage-Backed Securities. Residential mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on residential real property. Residential mortgages may be issued and guaranteed by the U.S. Government or its agencies, some of which do not have an explicit U.S. Government guarantee, or by private issuers. Residential mortgages issued or guaranteed by private issuers typically have more credit risk than those issued or guaranteed by the U.S. Government or its agencies. Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of the mortgages underlying residential mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of residential mortgage-backed securities with lower yields. As a result, increases in prepayments of residential mortgage-backed securities purchased at a premium, or decreases in prepayments of residential mortgage-backed securities purchased at a discount, may reduce their yield and price. This relationship between interest rates and mortgage prepayments makes the price of residential mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. In addition to prepayment and extension risk, commercial mortgage-backed securities also reflect the risks of investing in the real estate securing the underlying mortgage loans including, the effects of local and other economic conditions on real estate markets, the ability of the property owner to make loan payments, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. Recently, commercial real estate foreclosures have notably increased which presents risks related to payment and decreased demand. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage Pass-Through Securities. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “passthrough” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Government National Mortgage Association (“Ginnie Mae”) are described as “modified passthrough securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment. The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and is backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers. Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the United States) include Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Association (“Freddie Mac”). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.

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It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac each may borrow from the Treasury to meet its obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac. In September 2008, the Treasury announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

COMMERCIAL PAPER. The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix A.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P or “A” or higher by Moody’s.

INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES. The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits, which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments for the Fund.

The Fund may purchase commercial paper obligations that are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

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CASH AND CASH EQUIVALENTS. The Fund may hold cash or invest in cash equivalents. Cash equivalents include money market funds, commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies, or bank/corporation sponsored conduits (asset-backed commercial paper)); short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)); or bank notes; savings association and saving bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); securities of the U.S. government, its agencies, or instrumentalities that mature, or may be redeemed, in one year or less, and; corporate bonds and notes that mature, or that may be redeemed, in one year or less.

ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest in illiquid or restricted securities in accordance with applicable investment restrictions described under “Investment Restrictions.” Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities with respect to the Fund will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust.

An illiquid investment is any investment that the Fund reasonably expects cannot be sold in seven calendar days or less without significantly changing the market value of the investment. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. To reduce the amount held in illiquid investments, the Fund may sell all or a portion of its illiquid investments. Because illiquid investments may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner or may not be able to dispose of them at an attractive price (particularly when in response to adverse developments or market conditions, or upon short notice). As a result, the Fund may incur a loss upon the sale of an illiquid investment in order to timely honor redemptions or may be forced to hold illiquid investments while their price depreciates, which may cause the net asset value of the Fund to decline.

UNREGISTERED SECURITIES. Notwithstanding the above, the Fund may purchase securities, which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under the supervision of, and pursuant to procedures adopted by, the Board of Trustees of the Trust will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction of investing no more than 15% of its net assets in illiquid securities. In making a determination, regarding whether a Rule 144A security is liquid, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the following factors may be considered: (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). If it is determined that a Rule 144A security is no longer liquid, the Fund’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to seek to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

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INSURED BANK OBLIGATIONS. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”). The Fund may, within the limits set forth in its Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured.

Insured bank obligations may have limited marketability. Unless the Fund’s liquidity risk program administrator determines that a readily available market exists for such obligations, the Fund will treat such obligations as subject to the 15% limit for illiquid investments set forth in the section “Illiquid or Restricted Securities” above unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

BORROWING. The Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Fund’s NAV and on the Fund’s investments. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

The Fund may also borrow funds to meet redemptions or for emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. Borrowing by the Fund creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on NAV of any increase or decrease in the market value of the Fund.

LENDING PORTFOLIO SECURITIES. To generate income for the purpose of helping to meet its operating expenses, the Fund may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33⅓% of the Fund’s assets taken at value. The Fund’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities.

The cash or instruments collateralizing the Fund’s loans of securities will be maintained at all times in a segregated account with the Fund’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, the Fund is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially. The Trust’s custodian bank (the “Custodian”) arranges for the Fund’s securities loans and manages collateral received in connection with these loans. The Fund bears the entire risk of loss with respect to reinvested collateral.

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A portion of the profits generated from lending portfolio securities is paid to the Fund’s collateral reinvestment agent. Any costs of lending are not included in the Fund’s fee tables contained in the Prospectus. The Fund is obligated to recall loaned securities so that they may exercise voting rights on loaned securities according to the Fund’s proxy voting policies if the Fund has knowledge that a vote concerning a material event regarding the securities will occur.

WHEN-ISSUED SECURITIES. The Fund may take advantage of offerings of eligible portfolio securities on a “when-issued” basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. Government securities takes place within ten days. The Fund only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If the Fund chooses to dispose of the right to acquire a when-issued security (prior to its acquisition), it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the net assets of the Fund would be so committed. This type of transaction may give rise to a form of leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leveraging may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities.

EXPOSURE TO FOREIGN MARKETS. The Fund may invest to gain exposure to foreign markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Fund’s interest and dividends from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund’s net investment income.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because the Fund may invest in securities denominated in foreign currencies, the Fund may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute “derivatives” transactions.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets and may have a higher degree of corruption and fraud. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in OTC markets located outside the United States.

Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund’s assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays.

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In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. Emerging market securities markets may be subject to unexpected closures. It may also be difficult to enforce legal rights in foreign countries or to obtain information necessary to enforce such rights and shareholders may be unable to or face substantial difficulty in bringing such claims. Foreign issuers are generally not bound by uniform regulatory, disclosure, accounting, auditing, recordkeeping, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers, which may limit the ability to conduct due diligence on emerging market issuers.

On January 31, 2020, the United Kingdom (“UK”) officially withdrew from the European Union (“EU”) (“Brexit”). There remains uncertainty relating to the potential ongoing consequences of the withdrawal. The effects on the UK, European and global economies of the exit of the UK (and/or other EU members during the term of the Fund) from the EU, or the exit of other EU members from the European monetary area and/or the redenomination of financial instruments from the Euro to a different currency, are difficult to predict and to protect fully against.

Russia’s large-scale invasion of Ukraine on February 24, 2022 has led to various countries, including the U.S., imposing economic sanctions on certain Russian individuals and Russian corporate and banking entities. A number of jurisdictions have also instituted broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. In response, the government of Russia has imposed capital controls to restrict movements of capital entering and exiting the country. As a result, the value and liquidity of Russian securities and the Russian currency have experienced significant declines. The extent and duration of military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial and prolonged.

Russia's military incursion and resulting sanctions could have a severe adverse effect on the region’s economies and more globally, including significant negative impacts on the financial markets for certain securities and commodities, such as oil and natural gas, and thus could affect the value of the Fund’s investments. Eastern European markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro, a significant influx of refugees, and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe.

There is significant uncertainty regarding how the recent war between Russia and Ukraine in Europe and the recent ceasefire between Hamas and Israel in the Middle East will evolve. The resulting market disruptions and volatility are impossible to predict, but could be significant and have an adverse effect on certain Fund investments as well as Fund performance and liquidity.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country.

The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

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The Fund may also invest in ADRs, GDRs, EDRs, foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts. Generally, ADRs and GDRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets.

Issuers of the stock of ADRs not sponsored by such underlying issuers are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. To the extent the Fund invests in securities in bearer form, such as EDRs, it may be more difficult to recover securities in the event such securities are lost or stolen.

REAL ESTATE INVESTMENT TRUSTS. To the extent consistent with its investment objectives and strategies, the Fund may invest in the securities of real estate investment trusts (“REITs”) or have exposure to REITs. REITs offer investors greater liquidity and diversification than direct ownership of properties. A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those that invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. Unlike corporations, REITs do not pay income taxes if they meet certain requirements under the Code. Real estate related equity securities also include those insured by real estate developers, companies with substantial real estate holdings (for investment or as part of their operations), as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders or mortgage servicing companies. Like any investment in real estate though, a REIT’s performance depends on several factors, such as its ability to find tenants, renew leases and finance property purchases and renovations. Other risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified.

These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Recently, commercial real estate foreclosures have notably increased due to various factors, including higher interest rates and the marked prevalence of remote work arrangements in the wake of the COVID-19 pandemic, which has resulted in a waning demand for commercial office space. These developments may also adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments affecting the real estate industry could adversely affect the real estate companies in which a Fund invests. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of a Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company.

RATINGS OF CORPORATE AND MUNICIPAL DEBT OBLIGATIONS. Moody’s, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations, including issues of corporate and municipal securities. A description of the range of ratings assigned to corporate and municipal securities by Moody’s, S&P and Fitch is included in Appendix A to this SAI. Certain Funds may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody’s, S&P’s and Fitch’s opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and ratings may have different market prices.

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Subsequent to its purchase by the Fund an issue of securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. If a security is given different ratings by different nationally recognized statistical rating organizations, the Fund’s Adviser considers the security's rating to be the highest rating of the ratings. Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax (and also, when available, from the federal alternative minimum tax) are rendered by bond counsel to the issuing authorities at the time of issuance. Neither the Fund, nor the Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors such as the federal bankruptcy laws and federal, state and local laws which may be enacted to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal and interest on their municipal securities may be materially adversely affected.

MUNICIPAL SECURITIES. Municipal securities are fixed income securities issued by states, counties, cities and other political subdivisions and authorities. Municipal securities may include tax anticipation notes, bond anticipation notes, revenue anticipation notes, and municipal bonds. Municipal bonds include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (e.g., countries, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities.

In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer’s bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state.

The two principal classifications of municipal bonds are “general obligation” and limited obligation or “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the collateral security of municipal bonds, both within and between the two principal classifications described above.

Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, tax anticipation notes are issued in anticipation of future seasonal tax revenues, such as from income, sales, use and business taxes and are payable from these future revenues. Revenue anticipation notes are issued in expectation of receipt of non-tax revenue, such as that available under Federal revenue-sharing programs. Bond anticipation notes are securities issued by municipalities to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the bond anticipation notes.

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RESETS. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

CAPS AND FLOORS. The underlying mortgages, which collateralize the ARMs in which the Fund may invest, will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund may invest may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund may invest to be shorter than the maturities stated in the underlying mortgages.

REPURCHASE AGREEMENTS. The Fund may invest without limit in repurchase agreements. A repurchase agreement is effectively a loan whereby an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The Fund will enter into repurchase agreements only where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund’s investment guidelines would allow it to purchase directly; (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund’s custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by the Fund for a duration of more than seven days if, as a result, more than 15% of the NAV of the Fund would be invested in such agreements or other investments, which are illiquid.

The Fund will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, the Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The Fund will enter into repurchase agreements only with sellers deemed to be creditworthy by the Fund’s Adviser pursuant to guidelines established by the Board of Trustees of the Trust and only when the economic benefit to the Fund is believed to justify the attendant risks. The Fund has adopted standards for the sellers with whom they will enter into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that an investor (such as the Fund) will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing.

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The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes.

DOLLAR ROLLS. The dollar roll market is similar to a repurchase agreement (“repo”) where two parties simultaneously agree to exchange a security for cash in the near term and to reverse the exchange at a later date. A dollar roll is a combination of one To Be Announced (“TBA”) trade with a simultaneous and offsetting TBA trade with a different settlement date. Dollar rolls are used as a funding and hedging mechanism in Agency MBS market that allows investors and market makers great flexibility in adjusting their positions for either economic or operational reasons.

An investor who has bought a TBA but does not want to deal with operational issues of receiving delivering of “cheapest-to-deliver” MBS, could sell an offsetting TBA for that settlement date and simultaneously buy another TBA for a forward settlement date (1 to 6 month forward) and not deal with operational issues while maintaining the same economic exposure. Dollar rolls could also be used as short-term financing at a favorable rate by selling a TBA for one date and buying another TBA for a later date.

ADDITIONAL RISKS. Securities in which the Fund may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and shareholders, such as the federal bankruptcy laws and federal, state and local laws which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both or imposing other constraints upon enforcement of such obligations.

LARGE SHAREHOLDER REDEMPTIONS. Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by large account holders of their shares in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities at a time when the Adviser would otherwise not choose to sell, which may negatively impact the Fund’s performance, as well as increase the Fund’s trading costs and its taxable distributions to shareholders.

SPECIAL RISKS RELATED TO CYBER SECURITY. The Fund and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and their service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and their service providers. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyber attacks. Cyber attacks against or security breakdowns of the Fund or the Fund’s service providers may adversely impact the Fund and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes.

In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or their service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

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ARTIFICIAL INTELLIGENCE. The use and development of artificial intelligence (“AI”) technologies is rapidly increasing and evolving, and may be used by issuers in which the Fund invests as well as by service providers that provide services to the Fund. AI technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the algorithms used by AI technologies could be faulty and information generated from AI technologies could be incomplete, inaccurate or biased. This could lead to adverse effects for the issuers or service providers using such technology. Because of these challenges, the use of AI could result in reputational harm, legal liability, adverse effects on business operations and/or operational errors and investment losses, all of which could impact the Fund. In addition, the increasing development and use of AI technologies could impact the market as a whole, including through use by malicious actors for market manipulation, fraud, and cyberattack. Use of AI technologies by the Fund’s service providers and issuers in which the Fund invest will vary. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to the Fund.

TEMPORARY DEFENSIVE POSITIONS. The Fund may invest up to 100% of its assets in investments that may be inconsistent with the Fund’s principal investment strategies, including cash equivalents, for temporary defensive purposes in anticipation of or in response to adverse market, economic, political or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions. As a result, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER. As of the date of this SAI, the Fund has no portfolio turnover. Information regarding the portfolio turnover rate for the Predecessor Fund is available in the Financial Highlights section of the Fund’s prospectus.

DERIVATIVES. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Underlying reference assets may include, for example, commodities, stocks, bonds, interest rates, currency exchange rates or related indices. Derivative instruments include forward currency contracts, futures, options, and swaps, among other types of instruments (“Derivative Instruments”). Some Derivative Instruments, such as futures and certain options, are traded on U.S. commodity and securities exchanges, while other Derivative Instruments, such as many types of swap agreements, are privately negotiated and entered into in the over-the-counter (“OTC”) market.

The Fund may use certain Derivative Instruments to hedge the Fund’s positions (“Hedging Instruments”). To engage in short hedging, the Fund may, for example, (i) sell financial futures, (ii) purchase puts on such futures or on individual securities held by it (“Fund securities”) or securities indexes, or (iii) write calls on Fund securities or on financial futures or securities indexes. To engage in long hedging, the Fund would, for example, (i) purchase financial futures, (ii) purchase calls, or (iii) write puts on such futures or on Fund securities or securities indexes. Additional information about the Hedging Instruments that the Fund may use is provided below. Certain Derivative Instruments involve leverage. This means that the amount invested may be smaller than the full economic exposure of the derivative instrument and the Fund could lose more than it invested. The leverage involved in such Derivative Instruments may result in the Fund’s net asset value being more sensitive to changes in the value of its investments.

FOREIGN CURRENCY TRANSACTIONS. When the Fund agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or will be entitled to receive a specified amount of foreign currency. The Fund will then generally convert dollars to that currency (in the case of a purchase) or that currency to dollars (in the case of a sale). The Fund will conduct their foreign currency exchange transactions either on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency contracts (“forward contracts”) to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers.

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A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The Fund may enter into forward contracts in order to lock in the U.S. dollar amount it must pay or expects to receive for a security it has agreed to buy or sell. The Fund may also enter into forward currency contracts with respect to the Fund’s positions when it believes that a particular currency may change unfavorably compared to the

U.S. dollar.

If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same settlement date, the same amount of foreign currency (referred to as a “closing transaction”). Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract.

The Fund may effect currency hedging transactions in foreign currency futures contacts, exchange-listed and OTC call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Fund own or intend to purchase or sell. They simply establish a rate of exchange for a future point in time.

Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

The successful use of these transactions will usually depend on the Adviser’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by the Fund. This imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

In addition, investors should bear in mind that the Fund is not obligated to actively engage in hedging or other currency transactions. For example, the Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Although the Fund values its assets in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Fund will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The transactions described in this section may also give risk to certain federal income tax consequences described below under the heading “Certain Tax Considerations.”

FINANCIAL FUTURES. The Fund may enter into currency futures contracts. A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specified price at a future date (commonly three months or more). Currency futures contracts may be highly volatile and thus result in substantial gains or losses to the Fund. U.S. futures contracts are designed by exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. No price is paid or received upon the purchase of a financial futures contract.

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Upon entering into a futures contract, the Fund will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with the FCM. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the FCM on a daily basis. Variation margin does not involve borrowing but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although certain financial futures by their terms call for the actual delivery or acquisition of the specified debt security, in most cases the obligation is fulfilled by closing the position or entering into an offsetting position. The Fund may elect to close out some or all of its futures positions at any time prior to their expiration. The Fund might do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close out its positions by taking opposite positions, which would operate to terminate its position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract.

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. There is no guarantee that the price of the underlying instruments will, in fact, negatively correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the Fund’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

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The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS. Transactions in options by the Fund are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or on different exchanges, or are held in one or more accounts, or through one or more different exchanges, or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Fund’s Adviser, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions, which could have an adverse effect on the Fund.

RISKS ASSOCIATED WITH USE OF DERIVATIVE INSTRUMENTS. The use of Derivative Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Fund’s ability to use Derivative Instruments will be limited by tax considerations. In addition to the instruments, strategies and risks described herein, the Adviser may discover additional opportunities in connection with Derivative Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.

Special Risks. The use of Derivative Instruments involves special considerations and risks, certain of which are described below.

(1)                    Successful use of most Derivative Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

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(2)                    Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)                    As described below, the Fund might be required to make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4)                    Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter- party or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Under certain circumstances, investments in options and futures contracts may be deemed illiquid. Please see the section titled –“Illiquid or Restricted Securities” above for more information regarding illiquid securities and the Fund’s restrictions with respect to such securities.

COMMODITY EXCHANGE ACT EXCLUSION. Easterly, with respect to the Fund has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), as amended, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund’s operations.

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The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forwards, as further described in this SAI. Because Easterly and the Fund intends to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Fund is not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved Easterly’s reliance on these exclusions, or the Fund, the Fund’s investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which Easterly relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions).

In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, Easterly would be subject to registration and regulation as a CPO with respect the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on Easterly’s compliance with comparable SEC requirements. As a result of CFTC regulation with respect to the Fund, however, the Fund may incur additional compliance and other expenses.

POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks with respect to futures and options discussed herein, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund’s securities. The ordinary spreads between prices in the cash and future markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.

To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When the Fund uses Hedging Instruments to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline.

If the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased. Transactions in Hedging Instruments may also result in certain federal income tax consequences described below under the heading “Certain Tax Considerations.”

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INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectus. For purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) except for the limitation applicable to borrowing money, any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Fund. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

The Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the Fund. As used in this SAI, the term “majority of the outstanding voting securities” means the lesser of (1) 67% of the shares of the Fund present at a meeting where the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Shares of the Fund will be voted separately on matters affecting only the Fund, including approval of changes in the fundamental investment policies of the Fund.

The investment objective of the Fund may be changed by the Board of Trustees without shareholder approval. Investment policies and restrictions that are not identified as fundamental may be changed by the Board of Trustees without shareholder approval.

FUNDAMENTAL INVESTMENT RESTRICTIONS

1.                       The Fund may not, with respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, except obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities, if, as a result, more than 5% of the value of the Fund’s total assets would be invested in the securities of any one issuer.

2.                       The Fund may not, with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

3.                       The Fund may not invest more than 25% of its total assets in securities of issuers in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or securities of other investment companies);

4.                       The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Fund.

5.                       The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.

6.                       The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in REITs, mortgage-related securities, and issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

7.                       The Fund may not underwrite securities of other companies, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act in disposing of a security.

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8.                       The Fund may not make loans of money, except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund, and entering into repurchase agreements, and except as otherwise permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Fund.

Investment limitations and restrictions described above apply at the time of investment, except for the restriction applicable to borrowings, which is ongoing.

NON-FUNDAMENTAL POLICIES FOR THE FUND

The following policies may be changed by the Board of Trustees without shareholder approval. The Fund will not invest 15% or more of the value of its net assets, taken at the time of investment, in illiquid securities. The term “illiquid security” is defined as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Trust may disclose information concerning Trust portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Trust’s and the Adviser’s fiduciary duties to Trust shareholders. The Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Trust. Consideration includes any agreement to maintain assets in the Trust or in other investment companies or accounts managed by the Adviser or by any of their affiliates.

Material non-public information concerning portfolio holdings may be divulged to third parties only when the Trust has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality, which has been memorialized in an approved non-disclosure agreement.

Such non-disclosure agreement shall also prohibit the recipient from trading on the basis of non-public portfolio holdings information. Persons who owe a duty of trust or confidence to the Trust or the Adviser (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Under no circumstances shall current or prospective Trust shareholders receive non-public portfolio holdings information, except as described below.

Statutory Portfolio Holdings Disclosure. Portfolio holdings of the Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending June 30 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of each month will be filed on Form N-PORT; and (iii) portfolio holdings as of the end of the six-month period ending December 31 will be filed as part of the semi-annual report filed on Form N-CSR.

The Trust’s Form N-CSR and Form N-PORT (at quarter-end) will be available on the SEC’s EDGAR Database on the SEC’s website at www.sec.gov. No later than 60 days after the end of each month, the Fund will make available a complete uncertified schedule of its portfolio holdings as of the last day of that month. In addition to this monthly disclosure, the Fund may also make publicly available its portfolio holdings at other dates as determined from time to time.

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Selective Portfolio Holdings Disclosure. The Fund does not selectively disclose its portfolio holdings to any person, other than to rating agencies and newly hired or prospective investment advisers or sub-advisers. Selective disclosures to newly hired or prospective investment advisers or sub-advisers are made only pursuant to written agreements which require that the information be kept confidential and prohibit the recipient from trading on the basis of the information. The Fund may disclose its month-end portfolio holdings to rating agencies no sooner than thirty days after the month-end, with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

Voluntary Portfolio Holdings Disclosure. Approximately one to three weeks after the end of each calendar quarter, Easterly posts on the Trust’s website a profile of the Fund, which typically includes the Fund’s top holdings.

The Fund will make available by telephone at (833) 999-2636, no sooner than thirty days after the end of each month, a complete schedule of its month-end portfolio holdings. The Trust’s Administrator shall review initial registration statements, and post-effective amendments to ensure that the disclosure referenced above is included and continues to be accurate.

PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE FUND

Persons who own, either directly or through one or more controlled companies, 25% or more of the voting securities of the Fund are deemed to be control persons. A controlling shareholder can control the outcomes of proposals submitted to shareholders for approval. Prior to the date of this SAI, the Fund had not yet commenced operations and, therefore, the Fund did not have any shareholders.

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TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are set forth in the table below. Darrell Crate is an “interested person” of the Trust (as that term is defined in the 1940 Act) by virtue of their position as an officer of Easterly.

Name, Year of Birth, and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE:
Darrell Crate,	President and	Since 2021	Chief Executive	7	Chief Executive Officer,
Year of Birth: 1967	Chairperson of		Officer, Easterly		President of Easterly
515 Madison Avenue 24th Floor New York, NY 10022	the Board		Investment Partners LLC (2023 – Present); Chief		Government Properties Inc. (2015 – Present)
			Executive Officer of
			Easterly Funds LLC
			(2020 – Present);
			Managing Principal of
			Easterly Asset
			Management LP
			(2016 – Present);
			Managing Partner of
			Easterly Capital LLC
			(2015 – Present)
INDEPENDENT TRUSTEES:
Neil Medugno,	Trustee	Since 2021	Retired (2017-	7	Trustee of Six Circles
Year of Birth: 1957			Present)		Trust (2018 – Present)
515 Madison Avenue
24th Floor
New York, NY 10022
A. Clayton Spencer Year of Birth: 1954 515 Madison Avenue 24th Floor	Trustee	Since 2023	President of Bates College (2012 – 2023)	7	None
New York, NY 10022
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OFFICERS:
Michael Montague,	Treasurer	Since 2021	Chief Financial	Not	Not Applicable
Year of Birth: 1975			Officer, Easterly	Applicable
515 Madison Avenue			Investment Partners
24th Floor			LLC (2023 –
New York, NY 10022			Present); Chief
Operating Officer of
Easterly Funds LLC
(2010 – 2024); Chief
Operating Officer,
James Alpha
Management, LLC
(2006 – Present);
Chief Financial
Officer, Easterly
Asset Management
LP (2023 – Present)
Emile Molineaux,	Chief	Since 2021	Senior Compliance	Not	Not Applicable
Year of Birth: 1962	Compliance		Officer of Northern	Applicable
4221 North 203rd Street,	Officer		Lights Compliance
Ste. 100			Services, LLC (2011-
Elkhorn, NE 68022			Present)
Chad Bitterman,	Anti-Money	Since 2021	Compliance Officer	Not	Not Applicable
Year of Birth: 1972	Laundering		of Northern Lights	Applicable
4221 North 203rd Street,	Compliance		Compliance Services,
Ste. 100	Officer		LLC (2010 – Present)
Elkhorn, NE 68022
Amaris Miller,	Secretary	Since 2021	Chief Operating	Not	Not Applicable
Year of Birth: 1992			Officer, Easterly	Applicable
515 Madison Avenue			Management Asset
24th Floor			Operations LLC
New York, NY 10022			(2021 – Present);
Senior Management
Consultant, The
Poirier Group (2018 –
2021)
Ken Juster,	Chief Legal	Since 2022	General Counsel of	Not	Not Applicable
Year of Birth: 1976	Officer		Easterly Asset	Applicable
515 Madison Avenue 24th Floor New York, NY 10022			Management LP (2022 – Present); Partner, Cooley LLP (2018 – 2022)
Erik Naviloff,	Assistant	Since 2021	Vice President,	Not	Not Applicable
Year of Birth: 1968	Treasurer		Ultimus Fund	Applicable
4221 North 203rd Street,			Solutions, LLC (2011
Ste. 100			– present)
Elkhorn, NE 68022
Timothy Burdick,	Assistant	Since 2021	Vice President,	Not	Not Applicable
Year of Birth: 1986	Secretary		Ultimus Fund	Applicable
4221 North 203rd Street,			Solutions, LLC (2022
Ste. 100			– present); Assistant
Elkhorn, NE 68022			Vice President,
Ultimus Fund
Solutions, LLC (2019
– 2022).
* Each Trustee will serve an indefinite term until they resign or retire and/or their successor, if any, is duly elected and qualified. Officers of the Trust serve at the pleasure of the Board.
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For each Trustee, the dollar range of equity securities beneficially owned by the Trustee as of December 31, 2025 is shown in the table below.1

Name of Trustee	Dollar Range of Equity Securities in the Fund	Dollar Range of Equity Securities in the Trust
Darrell Crate	None	$1 - $10, 000
Neil Medugno	None	None
A. Clayton Spencer	None	None

1 As of December 31, 2025, the Fund had not yet commenced operations.

As to each Independent Trustee and their immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser, sub-adviser or principal underwriter of the Trust.

Board Leadership Structure, Risk Oversight and Trustee Qualifications

The Board of the Trust consists of three Trustees, two of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by Easterly and other service providers to the Trust. Easterly is responsible for overseeing the day-to-day business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee possesses the requisite skills and attributes to carry out his oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion.

The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a Board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. Crate, their status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

Darrell Crate

Mr. Crate has extensive experience in business and finance as a result of his career in asset management businesses and public companies. Mr. Crate is a managing principal of Easterly Asset Management LP. Easterly Asset Management’s core expertise is in acting as a principal to grow asset management business platforms. Easterly Asset Management is a successor company to Easterly Capital, LLC, a firm Mr. Crate founded in September 2009. Mr. Crate also serves as chief executive officer, president and on the board of directors of Easterly Government Properties Inc., a NYSE listed company that is the successor entity to Easterly Partners, LLC, a firm he co-founded as a private real estate portfolio company of Easterly Capital, LLC. From 2015 to 2018, Mr. Crate was also the Chairman of the Board of Directors of Easterly Acquisition Corp., a blank check company that combined with Sirius International Insurance Group (NASDAQ: SG). From 1998 to May 2011, Mr. Crate served as the chief financial officer of Affiliated Managers Group, Inc., a publicly traded asset management holding company.

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Mr. Crate was previously a managing director of the Financial Institutions Group of the Chase Manhattan Corporation based in London and New York, focusing exclusively on investment management firms.

Neil Medugno

Mr. Medugno has extensive experience in financial reporting, fund accounting and fund governance. Mr. Medugno is a member of the Board of Trustees of the Six Circle Trust, a series trust which contains equity and fixed income mutual funds and is Chairman of its Audit Committee and a member of its Governance and Nominating Committee. Mr. Medugno most recently served as Partner of Wellington Management Company, LLP and Chief Financial Officer of Wellington Funds Group, which involved oversight of over 400 funds and over $100 billion of assets under management. In this capacity, Mr. Medugno was also a member of several key firm governance committees. Prior to his roles at Wellington, Mr. Medugno worked in the audit practice of Coopers & Lybrand (now PricewaterhouseCoopers LLP), with a focus on financial services, including investment management.

A. Clayton Spencer

Ms. Spencer served as President of Bates College from 2012 to 2023 and served on various senior leadership teams at Harvard University from 1997, including Vice President for Policy at Harvard, Associate Vice President for Higher Education Policy and Acting Executive Dean of Harvard’s Radcliffe Institute for Advanced Study. Prior to joining Harvard, Ms. Spencer served as Chief Education Counsel to the U.S. Senate Committee on Labor and Human Resources, where she directed education legislation and policy in the Senate. Ms. Spencer previously clerked in the U.S. District Court in Massachusetts, practiced law in private practice, and prosecuted criminal cases as an assistant U.S. attorney.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of funds in the Trust overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth above. The Board of the Trust met five times during the fiscal year ended June 30, 2025.

The Board has an Audit Committee consisting of two Trustees who are Independent Trustees. Neil Medugno (Chair) and A. Clayton Spencer are members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended June 30, 2025.

Mr. Crate serves as Chairman of the Board and in this capacity presides at all Board meetings of the Trustees and oversees the functioning of the Board activities. In selecting Mr. Crate to serve as Chairman of the Board of the Trust, the Board of Trustees has determined that the use of an interested person as Chairman is appropriate and benefits shareholders. The Board believes that an interested Chairman has a personal as well as a professional stake in the management of the Trust and that the Board’s leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust.

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The Independent Trustees also believe that because a majority of the Trustees are independent trustees, the Board is able to operate in a manner that provides for an appropriate level of independent action and oversight. The Independent Trustees regularly meet outside the presence of management during which time they review matters relating to the independent oversight of the Trust. As a result, the Independent Trustees believe that they can act independently and effectively without having an Independent Trustee serving as Chairman of the Board.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust.

The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. Personnel of the Adviser seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board, the Adviser employs a variety of processes, procedures and controls in seeking to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that may arise and responses thereto. In addition, Mr. David Knowlton, a prior Trustee of the Trust, has been retained as a consultant to the Independent Trustees.

Compensation

Each Independent Trustee receives for their service an annual retainer of $90,000 for serving as a Board member. In addition, the Chairperson of the Audit Committee, for serving as Chairperson of the Audit Committee receives an annual retainer of $15,000. Such compensation is paid by the Fund in proportion to the Fund’s assets relative to the aggregate of all of the Trust’s Funds’ assets. The Fund also reimburses each Independent Trustee for out-of-pocket expenses in connection with travel and attendance at Board meetings.

The following table below shows the compensation paid to the Trustees for the most recent fiscal year ended June 30, 2025.

Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustee
Darrell Crate	N/A	N/A	N/A	N/A
Neil Medugno	$82,000	N/A	N/A	$82,000
A. Clayton Spencer	$67,500	N/A	N/A	$67,500
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General Information about the Board. The Board is responsible for protecting the interests of the Trust’s shareholders. The Trustees meet periodically throughout the year to oversee the Trust’s activities, review its performance and review the actions of the Adviser, which is responsible for the Fund’s day-to-day operations.

Committees. The Board of Trustees has appointed a standing Audit Committee comprised solely of Independent Trustees. Currently, the Audit Committee is composed of Neil Medugno (Chair) and A. Clayton Spencer. The Audit Committee, among other matters, approves professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services, makes recommendations to the Board with respect to the engagement of the independent registered public accounting firm and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations.

As of June 1, 2026, the Trustees and Officers of the Trust as a group owned less than 1% of the Fund.

MANAGEMENT AND OTHER SERVICES

Advisory Agreement

The Trust, on behalf of the Fund, has entered into an investment management agreement with Easterly (the “Advisory Agreement”). Easterly is majority owned by Easterly Asset Management, with Darrell Crate controlling and owning the majority of Easterly Asset Management.

Under the Advisory Agreement, subject to the general supervision of the Board of Trustees, Easterly is responsible for managing the Fund in accordance with its investment objective(s) and policies. Easterly has discretion to invest and reinvest the Fund’s assets in securities and other instruments. The Advisory Agreement was approved by the Board of Trustees for an initial period of two years. The Advisory Agreement will continue in effect from year-to-year thereafter if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund at any time either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by Easterly upon 180 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that Easterly, under the Advisory Agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

In consideration of the services provided by Easterly pursuant to the Advisory Agreement, Easterly is entitled to receive from the Fund an investment advisory fee at the annual rate set forth in the table below.

Fund Name	Percentage of Average Daily Net Assets
Easterly Snow All Cap Value Fund	0.75%

Easterly may voluntarily agree to waive a portion of the fees payable to it on a month to month basis, including additional fees above and beyond any written agreement Easterly may have to waive fees and/or reimburse the Fund’s expenses.

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Pursuant to an operating expense limitation agreement (the “Expense Limitation Agreement”) between Easterly and the Fund, Easterly has contractually agreed to waive all or a portion of its advisory fee and/or pay expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, liquidation or reorganization, extraordinary or non-routine expenses, such as litigation and proxy-related expenses, and Acquired Fund Fees and Expenses) do not exceed a percentage of the Fund’s average net assets for each Class as set forth in the table below.

Fund Name	Class A	Class C	Class I
Easterly Snow All Cap Value Fund	1.20%	1.95%	0.95%

The Expense Limitation Agreement on behalf of the Fund will be in effect through December 31, 2027 and cannot be terminated during its term. Easterly is permitted to seek reimbursement from the Fund, subject to limitations, for management fees waived and Fund expenses that Easterly paid within three (3) years from the date on which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or

(ii) the current expense cap, whichever is less. This agreement will terminate automatically if the Advisory Agreement is terminated.

Because, as of the date of this SAI, the Fund is new, the Fund does not have any management fees or waived and/or reimbursed expenses to report. For the last three fiscal years ended June 30, the management fees paid and waived and/or reimbursed by the Predecessor Fund to Olstein Capital Management, L.P. (“OCM”), the Predecessor Fund’s prior investment adviser was as follows:

	2025	2024	2023
Advisory Fees Accrued	$5,309,140	$5,572,937	$5,942,870
Advisory Fees Waived	$0	$0	$0
Advisory Fees Recouped	$0	$0	$0
Total Advisory Fees Paid to Adviser	$5,309,140	$5,572,937	$5,942,870

A discussion regarding the basis of the Board’s approval of the Advisory Agreement will be available in the Fund’s report filed on Form N-CSR for its initial fiscal period.

Portfolio Managers

Other Accounts Managed

The following table lists the number and types of accounts managed by the portfolio manager for the Fund noted in the following table and the assets under management in those accounts as of March 31, 2026.1

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Portfolio Manager	Fund Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts*	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Joshua R. Schachter, CFA	Easterly Snow All Cap Value Fund	1	$41.1	0	$0	194	$1,294	$1,335.6
Joseph Artuso, CFA	Easterly Snow All Cap Value Fund	1	$108.3	0	$0	9	$24.96	$133.2

1 As of March 31, 2026, the Fund had not yet commenced operations.

* In addition to the accounts included herein, portfolio managers may also manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund.

Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed, preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an account may sell (or buy) a security, while the Fund buys or holds (or sells) the same security, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. The Adviser has adopted certain compliance procedures which are designed to address these types of conflicts and descriptions of the procedures to address conflicts of interest, if any, have been provided by the Adviser for their portfolio managers. There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Messrs. Schachter and Artuso receive compensation for their services in the form of a fixed salary and discretionary bonus. The portfolio managers also have a profits interest in the Adviser entitling them to a share of the earnings for strategies in which they manage. The portfolio managers are eligible to participate in the Adviser’s retirement plan under the same guidelines and criteria established for all employees of the Adviser.

Ownership of Securities – As of March 31, 20261

Portfolio Manager	Fund Managed	Dollar Range of Equity Securities Beneficially Owned of Fund
Joshua R. Schachter, CFA	Easterly Snow All Cap Value Fund	None
Joseph Artuso, CFA	Easterly Snow All Cap Value Fund	None

1 As of March 31, 2026, the Fund had not yet commenced operations.

CODE OF ETHICS. The Trust, Easterly, and Easterly Securities LLC (the “Distributor”) have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act with respect to their personnel with access to information about the purchase or sale of securities by the Fund. These codes are designed to protect the interests of the Fund’s shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Fund so long as such investments are made pursuant to the code’s requirements.

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PROXY VOTING POLICIES AND PROCEDURES. The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser, who will vote such proxies in accordance with their proxy policies and procedures. The Adviser’s proxy voting policies and procedures are attached as Appendix B to this SAI.

More information. The actual voting records relating to Fund securities during the most recent 12-month period ended June 30 will be available without charge, upon request by calling toll-free, (833) 999-2636 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures will also be available by calling (833) 999-2636 and will be sent within three business days of receipt of a request.

ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENCY SERVICES. The Trust has entered into a servicing agreement with Ultimus Fund Solutions, LLC (“Ultimus”), whereby Ultimus provides administration, fund accounting and transfer agent services (the “Ultimus Services”) to the Fund. For providing such services, the Trust and Ultimus have entered into a universal fee agreement whereby Ultimus receives from the Fund: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Because the Fund is new, no administrative services fees have been paid by the Fund. Managed Portfolio Series, on behalf of the Predecessor Fund, entered into servicing agreements with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), whereby Fund Services provided certain administrative services to the Predecessor Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Predecessor Fund’s independent contractors and agents; preparation for signature by an officer of the Managed Portfolio Series of all documents required to be filed for compliance by Managed Portfolio Series and the Predecessor Fund with applicable laws and regulations; arranging for the computation of performance data including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Predecessor Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties to the Predecessor Fund. For providing such services, Managed Portfolio Series entered into an administration agreement (the “Administration Agreement”) whereby Fund Services received from the Predecessor Fund a fee computed daily and payable monthly based on the Predecessor Fund’s average net assets, subject to an annual minimum fee. In addition to its role as administrator, Fund Services also acted as fund accountant, transfer agent, and dividend disbursing agent under separate agreements. The Predecessor Fund paid the following fees to Fund Services for administration and accounting services for the fiscal years ended June 30:

2025	2024	2023
$284,915	$305,874	$324,946

Because, as of the date of this SAI, the Fund is new, the Fund has accrued no amounts for such services.

Administrative Services Payments. Shares of the Fund may be owned or held by financial intermediaries for the benefit of their customers. In those cases, the Fund often does not maintain an account for the shareholder. Thus, some or all of the services provided to these accounts are performed by the financial intermediaries and not the Fund. In these situations, the Fund may make payments to financial intermediaries for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.15% of average annual assets of such share classes.

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COMPLIANCE SERVICES. Northern Lights Compliance Services, LLC (“NLCS”), 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.

DISTRIBUTOR. Easterly Securities LLC is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

Because, as of the date of this SAI, the Fund is new the Distributor received no underwriting commissions for Class A shares and Class C shares of the Fund as of the date of this SAI. The following tables show the total amount of underwriting commissions associated with the sale of the Predecessor Fund’s Class A and Class C shares that the Predecessor Fund’s distributor, Quasar Distributors, LLC, received for the fiscal years ended June 30:

Class A

	2025	2024	2023
Total Underwriting Commission	$51,955	$29,387	$63,649
Underwriting Commission Retained by the Distributor	$5,770	$2,865	$2,079

Class C

	2025	2024	2023
Total Underwriting Commission	$3,363	$4,867	$8,892
Underwriting Commission Retained by the Distributor	$0	$0	$0

PLANS OF DISTRIBUTION. The Trust, on behalf of the Fund, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), under which the Fund is authorized to pay up to 0.25% and 1.00% of the Fund’s average daily net assets annually for each of its Class A and Class C shares, respectively, all of which may be paid to the Adviser, the Distributor or other entities. The Distributor has informed the Trust that a portion of the fees payable each year pursuant to the Plan equal to 0.25% of such Class’s average daily net assets are currently each characterized as a “service fee” under the Rules of FINRA (of which the Distributor is a member), all of which may be paid to Easterly, the Distributor or other entities. The “service fee” is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class is characterized as an “asset-based sales charge” as defined in the aforementioned Rules of FINRA.

The Distributor, or other entities, including the Adviser, also receive the proceeds and contingent deferred sales charges (“CDSCs”) imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

The Plan was adopted by a majority vote of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the “Independent 12b-1 Trustees”), cast at a meeting called for the purpose of voting on the Plan for an initial one-year term, and will continue in effect from year-to-year if such continuance is specifically approved at least annually by a majority vote of the Board of Trustees, including a majority of the Independent 12b-1 Trustees. Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts extended by the Distributor or other entities under the Plan and the purpose for which such expenditures were made.

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The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Trust, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

At any given time, the expenses in distributing shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of shares. For example, if $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is not a requirement under the Plan that the Distributor or other entities be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs. If expenses in distributing shares are less than payments made for distributing shares, the Distributor or other entities will retain the full amount of the payments.

Because the Fund is new, the Fund paid no fees pursuant to the Plan as of the date of this SAI. For the fiscal year ended June 30, 2025, the Predecessor Fund incurred expenses of $690,039 in Class A and $209,613 in Class C pursuant to the Predecessor Fund’s distribution plans. The table below shows the allocation of distribution and servicing fees paid by the Predecessor Fund during the fiscal year ended June 30, 2025:

12b-1 Plan
Advertising	$72,806
Compensation to underwriters	$43,072
Compensation to broker-dealers	$478,604
Compensation to sales personnel	$284,473
Reimbursement to OCM for payment of advanced commissions	$20,697
TOTAL	$899,652

During the fiscal year ended June 30, 2025, OCM was reimbursed $899,652 by the Predecessor Fund’s distributor from the 12b-1 Plan for expenses for the Predecessor Fund.

POSSIBLE ADDITIONAL FUND SERIES. If additional funds are created by the Board of Trustees, shares of each such fund will be entitled to vote as a group only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees.

Under Rule 18f-2 of the 1940 Act (the “Rule”), any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of the independent registered public accounting firm. Approval of an investment management or distribution plan and a change in fundamental policies would be regarded as matters requiring separate voting by the Fund. The Rule contains provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

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PORTFOLIO TRANSACTIONS. Easterly is responsible for decisions to buy and sell securities, futures contracts and options thereon, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The Fund will pay brokerage commissions on transactions in listed options and equity securities.

Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. Easterly seeks to obtain prompt execution of orders at the most favorable net price. If Easterly believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or Easterly.

The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Easterly from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed, and in return for such services, Easterly may pay a higher commission than other brokers would charge if the Adviser determines in good faith that the commission is reasonable in relation to the services provided. There is no formula for such allocation. The research information may or may not be useful to one or more of the Fund and/or other accounts of Easterly or their affiliates; information received in connection with directed orders of other accounts managed by Easterly or their affiliates may or may not be useful to one or more of the Fund. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Easterly to make available additional views for consideration and comparison, and to enable Easterly to obtain market information for the valuation of securities held in the Fund’s assets. Easterly is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

Easterly currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of Easterly to cause purchase or sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable.

Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Trust. In order for an affiliate of Easterly to effect any Fund transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

Because, as of the date of this SAI, the Fund is new, the Fund has not paid any brokerage commissions, affiliated brokerage commissions or brokerage commissions to brokers because of research services provided.

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The following table sets forth the amount of brokerage commissions paid by the Predecessor Fund during the fiscal years ended June 30:

2025	2024	2023
$86,109	$84,886	$136,727

The following table set forth below shows the total commissions paid for research services by the Predecessor Fund, along with the principal value of the transactions, for the fiscal year ended June 30, 2025:

Commissions	Principal Value
$414,672,375	$86,109

DETERMINATION OF NET ASSET VALUE

The NAV per share for each class of shares of the Fund is determined each day the New York Stock Exchange (the “Exchange”) is open for business, as of the close of the regular trading session of the Exchange that day (typically 4:00 p.m. Eastern Time), (“Valuation Time”) by dividing the value of the Fund’s net assets, less any liabilities, by the total number of Fund shares outstanding, by class.

The Exchange’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the mean between the current bid and ask prices at the time as of which the value is being ascertained. Securities actively traded in the OTC market but not designated as national market system securities are valued at the last quoted bid price. Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined may use alternative market prices provided by a pricing service. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Trust’s Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the date of valuation.

The Fund may use independent pricing services in determining the valuation of the Fund’s debt securities. The services selected create and maintain price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the valuation procedures approved by the Board. Short-term (having a maturity of 60 days or less) debt securities may be valued at amortized cost.

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Exchange-traded options (except as otherwise provided below) are valued at the last quoted sales price therefore, or, if there are no transactions, at the composite mean price, using the national best bid and offer quotes on the valuation date. OTC options and exchanged-traded options contracts trading on options markets that close after the Valuation Time are valued at the composite mean price, using the national best bid and offer quotes on the valuation date as of the Valuation Time. Where composite means are unavailable, the Fund may use the mean between the last bid and ask price from the exchange on which the option principally trades, as of the Valuation Time. Futures are valued based on their daily settlement value. When the Fund writes a call, an amount equal to the premium received is included in the Fund Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted (“marked-to-market”) to reflect the current market value of the call. If a call written by the Fund is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by the Fund expires on its stipulated expiration date or if the Fund enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities.

If a put held by the Fund is exercised by it, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee. The Adviser, as the valuation designee, performs the fair value determinations relating to Fund investments and is responsible for periodically assessing any material risks associated with the determination of the fair value of the Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Board oversees the Adviser in its role as valuation designee pursuant to Rule 2a-5.

CERTAIN TAX CONSIDERATIONS

GENERAL. The following discussion is only a summary of certain tax considerations generally affecting the Trust, Fund of the Trust and shareholders of the Fund, and is not intended as a substitute for careful tax planning. The discussion does not purport to deal with all of the federal, state and local tax consequences applicable to an investment in the Fund or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

This section is based on the Code, and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

TAXATION OF THE FUND. The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder’s income tax return and they may be subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

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INVESTMENT COMPANY TAXATION. The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, as a “regulated investment company” (sometimes referred to as a regulated investment company, RIC or fund) under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company each year, it must meet certain distribution, income and asset diversification requirements described below. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. If the Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance.

Subject to savings provisions for certain failures to qualify for taxation as a regulated investment company which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•	Distribution Requirement — the Fund must distribute an amount at least equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•	Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).
•	Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

The Fund in the Trust generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. If the Fund retains all or part of any net long-term capital gains in any year for reinvestment, the Fund will pay federal income tax (and possibly excise tax) on such retained gains (except to the extent of any available capital loss carry forward) at the highest corporate tax rate. The Fund may also distribute such income and gains should the Board of Trustees deem it to be in the best interest of shareholders.

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Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.

The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Dividends and Distributions” below). A “qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or net short-term capital loss incurred after October 31 of the current taxable year, and

(ii)	the sum of (1) the excess, if any, of specified losses incurred after October 31 of the current taxable year, over specified gains incurred after October 31 of the current taxable year, and (2) the excess, if any, of other ordinary losses incurred after December 31 of the current taxable year, over, other ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

If the Fund is a fund of funds, distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares.

Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes and (b) dividends paid by a fund of funds from interest earned by an underlying fund on U.S. Government obligations is unlikely to be exempt from state and local income tax. However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an underlying fund for purposes of the reduced rate of taxation on qualified dividend income and the dividends received deduction (see, “Taxation of Dividends and Distributions” below). A qualified fund of funds, i.e. the Fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders foreign tax credits.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld will generally be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims.

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Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. If more than 50% of the Fund’s assets are invested in foreign securities at the end of any fiscal year (and if the Fund is a qualified fund of funds, as discussed above), the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund (subject to various limitations). In such a case, the shareholders would need to include the amount of such foreign taxes as additional income and the shareholders would generally be able to take a credit or deduction for such foreign taxes.

TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from any Fund in the Trust. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes.

Any dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

Certain ordinary income dividends received by an individual shareholder and reported by the Fund as derived from qualified dividend income may be taxed at the same rates as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.

For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates. Any net long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) realized by the Fund will be distributed annually as described in the Prospectus. Such distributions (“capital gain dividends”) will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Such distributions will be reported by the Fund to shareholders as paid from capital gain dividends in a written statement mailed by the Fund to shareholders. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend. Net short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) will be distributed annually as ordinary income.

The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares (but not below zero); any excess will be treated as gain from the sale of his shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments.

For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because the Fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable Fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute

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to shareholders such gains that are offset by the losses. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period.

An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.

Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Subject to certain exceptions and holding period and debt financing requirements, a domestic corporate shareholder may be eligible for a 50% dividends-received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”). The Internal Revenue Service (“IRS”) has issued regulations permitting a regulated investment company (such as the Fund) to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Fund may choose to report the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and a shareholder meet certain holding period requirements with respect to their shares. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the RIC shares were held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend.

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The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by the Fund and may also be subject to U.S. estate tax. An exemption from U.S. withholding tax is provided for capital gain dividends paid by the Fund from long-term capital gains, if any. The exemptions from U.S. withholding for interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends have been made permanent.

However, the Fund expects to withhold taxes on such distributions regardless of the fact that they may not be required to do so. Notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund may invest. After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

PURCHASES, REDEMPTIONS AND EXCHANGES. Any dividend or capital gains distribution received by a shareholder from any regulated investment company will have the effect of reducing the NAV of the shareholder’s stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the NAV of the shares should be reduced below a shareholder’s cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would represent economically in part a return of the shareholder’s investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date. In general, a sale of shares results in capital gain or loss and, for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder’s Fund shares normally is treated as a sale for tax purposes.

Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount of consideration received (or the fair market value of any property received) and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances, a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares. The Fund are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased in the Fund on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and that are disposed of after that date.

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However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund’s default method of average cost. If you do not notify the Fund of your elected cost basis method upon the initial purchase into your account, the Fund’s default method of average cost will be applied to your covered shares.

The Fund will compute and report the cost basis of your shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Fund is not required to, and in many cases does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Exchanges of the Fund’s shares for shares of another fund, including shares of other Funds in the Trust, are subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund. If a shareholder realizes a loss on the redemption or exchange of the Fund’s shares and receives securities that are considered substantially identical to the Fund’s shares or reinvests in the Fund’s shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who are not U.S. persons should consult their tax advisors regarding the U.S. and foreign tax consequences of selling shares of the Fund, including the risks and special tax consequences to them from a sale of shares of the Fund that is a “U.S. Real Property Holding Corporation” (generally, the Fund 50% or more of the fair market value of whose assets consists of “United States Real Property Interests”, including stock of certain REITs).

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Foreign Account Tax Compliance Act (“FATCA”). The Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends paid by the Fund to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

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TAX TREATMENT OF FUND TRANSACTIONS. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, the Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities.

To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

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The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules).

These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including currentearnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

PFIC investments. The Fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years.

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Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. The Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Fund Transactions — PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Investment Company Taxation.” Also, the Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income.

The equity U.S. REIT, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Fund Transactions — Investment in taxable mortgage pools (excess inclusion income)” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly.

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In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (“UBTI”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to the Fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by the Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to the Fund investing in a partnership outside a master feeder structure, for purposes of testing whether the Fund satisfies the Asset Diversification Test, the Fund is generally treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities or is an MLP). All of the net income derived by the Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause the Fund to fail to qualify as a regulated investment company.

Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to the Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in commodities — structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity - linked or structured notes, or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. However, the portion of such rulings relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act was revoked because of changes in the IRS’s position. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.)

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In addition, a RIC may gain exposure to commodities through investment in a QPTP or through investment in a wholly-owned foreign subsidiary, such as the Subsidiary, that is treated as a controlled foreign corporation for federal income tax purposes. Treasury regulations treat “Subpart F” income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) as qualifying income, even if a foreign corporation, such as a wholly-owned foreign subsidiary, does not make a distribution of such income.

If a distribution is made, such income will be treated as a dividend by the Fund to the extent that, under applicable provisions of the Code, there is a distribution out of the earnings and profits of the foreign corporation attributable to the distribution.

Accordingly, the extent to which a fund directly invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the fund could fail to qualify as a regulated investment company.

Securities lending. While securities are loaned out by the Fund, the Fund will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of the Fund with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

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Investments in securities of uncertain tax character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING. A shareholder may be subject to backup withholding (currently, at a rate of 24%) with respect to (a) taxable dividends and distributions and (b) the proceeds of any redemptions of shares of the Fund if he or she fails to furnish a correct taxpayer identification number, certify that he or she has provided a correct taxpayer identification number, certify that he or she is not subject to backup withholding, and certify that he or she is a U.S. person. An individual’s taxpayer identification number is his or her social security number. The Fund also must withhold if the IRS instructs it to do so. Backup withholding is not an additional tax and will be credited against a taxpayer’s regular federal income tax liability.

ADDITIONAL INFORMATION

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTION OF TRUST SHARES.

Currently, the Trust has not entered into any arrangements to permit frequent purchases and redemptions of Trust shares. Easterly and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Fund) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Fund’s shares. Such fees are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. Easterly and/or the Distributor have entered into agreements with brokers and/or service providers for the provision of such services pursuant to which the Easterly and/or the Distributor pays to the broker and/or service provider a fee that typically does not exceed 0.50% of the value of all sales of Trust shares in which the broker and/or service provider or its affiliates is record owner or broker-dealer of record.

The prospect of receiving, or the receipt of, additional compensation, as described above, by intermediaries, financial advisors and other sales persons may provide them with an incentive to favor sales of shares of the Fund over other investment options with respect to which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares. You should review carefully any disclosure by such brokers, dealers or other intermediaries as to their compensation.

DESCRIPTION OF THE TRUST. It is not contemplated that regular annual meetings of shareholders will be held. Shareholders of the Fund, together with shareholders of each other Fund in the Trust (together, “Trust Shareholders”) have the right, upon the vote by two-thirds of the outstanding shares of the Fund, to remove a Trustee. To the extent required by federal law including the 1940 Act, special meetings of the shareholders shall be called by the Secretary upon the request of the shareholders owning shares representing at least the percentage of the total combined votes of all shares of the Trust issued and outstanding required by federal law including the 1940 Act.

When issued, shares of each class are fully paid and have no preemptive or other subscription rights. Each class of shares represents identical interests in the Fund’s investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each class, (b) the effect of the respective sales charges, if any, for each class, (c) the distribution fees borne by each class, (d) the expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) the exchange privilege of each class.

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Upon liquidation of the Trust or any Fund, shareholders of each class of shares of the Fund are entitled to share pro rata in the net assets of that class available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

The assets received by the Trust on the sale of shares of the Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Fund, and constitute the assets of such Fund. The assets of the Fund are required to be segregated on the Trust’s books of account. Expenses not otherwise identified with a particular Fund will be allocated fairly among two or more Funds of the Trust by the Board of Trustees. The Trust’s Board of Trustees has agreed to monitor the Fund transactions and management of the Fund and to consider and resolve any conflict that may arise.

The Amended and Restated Agreement and Declaration of Trust (the “Declaration”) provides that by virtue of becoming a shareholder of the Trust, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration. Shareholders, however, should be aware that they cannot waive their rights under the federal securities laws. The Declaration generally provides that shareholders will not be subject to personal liability for the obligations of the Fund. There is a remote possibility, however, that, under certain circumstances, shareholders of a Delaware statutory trust may be held personally liable for that trust’s obligations to the extent that the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Declaration also provides for indemnification out of assets belonging to the Fund (or allocable to the applicable class, as defined in the Declaration) for all loss and expense of any shareholder held personally liable for the obligations of the Fund or such class. Therefore, the risk of any shareholder incurring financial loss beyond their investment due to shareholder liability is limited to circumstances in which the Fund or the applicable class of the Fund is unable to meet its obligations and the express limitation of shareholder liabilities is determined by a court of competent jurisdiction not to be effective.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders for claims other than federal securities law claims beyond the process otherwise required by law. This derivative actions process is intended to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details conditions that must be met with respect to the demand. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to investigate and consider the demand. The Trustees will be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The Trust's process for bringing derivative suits may be more restrictive than other investment companies. The process for derivative actions for the Trust also may make it more expensive for a shareholder to bring a suit than if the shareholder was not required to follow such a process.

The Declaration also requires that actions by shareholders against the Fund be brought only in a certain federal court in New York, or if not permitted to be brought in federal court, then in the Court of Chancery of the State of Delaware as required by applicable law, or the Superior Court of the State of Delaware (the “Exclusive Jurisdictions”), and that the right to jury trial be waived to the fullest extent permitted by law. Other investment companies may not be subject to similar restrictions. In addition, the designation of Exclusive Jurisdictions may make it more expensive for a shareholder to bring a suit than if the shareholder was permitted to select another jurisdiction. Also, the designation of Exclusive Jurisdictions and the waiver of jury trials limit a shareholder's ability to litigate a claim in the jurisdiction and in a manner that may be more favorable to the shareholder. A court may choose not to enforce these provisions of the Declaration.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Tait Weller, & Baker LLP located at Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as the independent registered public accounting firm of the Fund. Their services include auditing the annual financial statements and financial highlights of the Fund as well as other related services.

TRUST COUNSEL. Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, acts as the Trust’s legal counsel.

CUSTODIAN. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110, is the custodian of the assets of the Trust.

ADMINISTRATOR. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Trust’s Administrator.

DISTRIBUTOR. Easterly Securities LLC, located at 138 Conant Street, Beverly, MA 01915, is the distributor for the shares of the Fund and is an affiliate of the Adviser.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Trust’s transfer agent and shareholder servicing agent.

DISTRIBUTION OPTIONS. Shareholders may change their distribution options by giving the Transfer Agent three days prior notice in writing.

TAX INFORMATION. The federal tax treatment of the Fund’s dividends and distributions is explained in the Fund’s Prospectus under the heading “Dividends, Distributions and Taxes.” The Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all its ordinary income for that year and capital gains for the one year period ending on October 31 of that year.

REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the Fund’s shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

FINANCIAL STATEMENTS

Because the Fund is new, financial statements are not yet available for the Fund as of the date of this SAI. The audited financial statements contained in the Form N-CSR for the Predecessor Fund’s most recent fiscal year ended June 30, 2025, as well as the unaudited financial statements of the Predecessor Fund contained in the Form N-CSR for the six-month period ended December 31, 2025, are incorporated by reference into this SAI. The Fund will file financial statements after it completes its first semi-annual period end.

Copies of the Fund’s Form N-CSR (when available) may be obtained free of charge by calling the Trust at (833) 999-2636 or by downloading a copy at https://funds.easterlyam.com/. You may also obtain the Semi-Annual Report or Annual Report (when available), as well as other information about the Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

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APPENDIX A — RATINGS

The following is a description of the factors underlying the general long- and short-term debt ratings of Moody’s, S&P, and Fitch.

DESCRIPTION OF MOODY’S GLOBAL RATING SCALE

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.

Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

GLOBAL LONG-TERM RATING SCALE

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk. Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A.	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B.	Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C.   Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

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Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

GLOBAL SHORT-TERM RATING SCALE

P-1. Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations. P-2. Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations. P-3. Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF S&P’S ISSUE CREDIT RATINGS

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices.

LONG TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:

-	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

-	The nature and provisions of the financial obligation, and the promise they impute; and

-	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
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An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA. Obligations rated AAA have the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA. Obligations rated AA differ from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A. Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB. Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.

BB, B, CCC, CC and C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. Obligations rated BB are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B. Obligations rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. Obligations rated CCC are currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. Obligations rated CC are currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C. Obligations rated C are currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D. Obligations rated D are in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed debt restructuring.

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NR. This indicates that a rating has not been assigned or is no longer assigned..

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

SHORT TERM ISSUE CREDIT RATINGS

A-1. Obligations rated A-1 are rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. Obligations rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3. Obligations rated A-3 exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. Obligations rated B are regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C. Obligations rated C are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D. Obligations rated D are in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed debt restructuring.

DESCRIPTION OF FITCH’S CREDIT RATING SCALES

Fitch Ratings publishes credit ratings that are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer default ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue level ratings are also assigned, often include an expectation of recovery and may be notched above or below the issuer level rating.

Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments, Structured finance ratings are issue ratings to securities backed by receivables or other financial assets that consider the obligations’ relative vulnerability to default. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). Fitch Ratings also publishes other ratings, scores and opinions. For example, Fitch provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

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Fitch’s credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/-for AA through CCC levels indicating relative differences of probability of default or recovery for issues.

The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories signal either a higher level of credit risk or that a default has already occurred.

Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR’ on its web page.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings, please refer to Fitch’s Ratings Transition and Default studies, which detail the historical default rates. The European Securities and Markets Authority also maintains a central repository of historical default rates. Fitch’s credit ratings do not directly address any risk other than credit risk. Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment. Nonetheless, ratings do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of payments linked to performance of an equity index).

Fitch will use credit rating scales to provide ratings to privately issued obligations or certain note issuance programs, or for private ratings using the same public scale and criteria. Private ratings are not published, and are only provided to the issuer or its agents in the form of a rating letter. The primary credit rating scales may also be used to provide ratings for a narrower scope, including interest strips and return of principal or in other forms of opinions such as Credit Opinions or Rating Assessment Services.

Credit Opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit Opinions will be indicated using a lower-case letter symbol combined with either an ‘*’ (e.g. ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit Opinions will be typically point-in-time but may be monitored if the analytical group believes information will be sufficiently available.

Rating Assessment Services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While Credit Opinions and Rating Assessment Services are point-in-time and are not monitored, they may have a directional Watch or Outlook assigned, which can signify the trajectory of the credit profile.

Ratings assigned by Fitch are opinions based on established, approved and published criteria. A variation to criteria may be applied but will be explicitly cited in our rating action commentaries (RACs), which are used to publish credit ratings when established and upon annual or periodic reviews.

Ratings are the collective work product of Fitch, and no individual, or group of individuals, is solely responsible for a rating. Ratings are not facts and, therefore, cannot be described as being “accurate"” or “inaccurate.” Users should refer to the definition of each individual rating for guidance on the dimensions of risk covered by the rating.

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Issuer Default Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. A: High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Very low margin for safety. Default is a real possibility. CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a C category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the formal announcement by the issuer or their agent of a distressed debt exchange;

c.	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

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RD: Restricted default. RD ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: a. the selective payment default on a specific class or currency of debt; b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.

D: Default. D ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business and debt is still outstanding.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

The modifiers + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category.

SHORT TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention (a long-term rating can also be used to rate an issue with short maturity. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added + to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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DESCRIPTION OF MOODY’S RATINGS OF US MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS

Moody’s use the Municipal Investment Grade (“MIG”) scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

For variable rate demand obligations ("VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of Variable Municipal Investment Grade (“VMIG”) ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR.” Industrial development bonds in the United States where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

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DESCRIPTION OF S&P’S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings' opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings' analysis will review the following considerations:

-	Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
-	Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

D. ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

S&P’S DUAL RATINGS

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

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APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

The Fund has delegated responsibility to Easterly to vote proxies in accordance with the applicable Proxy Voting Policies and Procedures (all of which are attached hereto).

EASTERLY INVESTMENT PARTNERS LLC

PROXY VOTING POLICY AND PROCEDURES

POLICY STATEMENT

Introduction - This document sets forth the policies and procedures of Easterly Investment Partners LLC (“Easterly” or “Adviser”) for voting proxies with respect to securities held in the accounts of clients for whom Easterly provides discretionary investment management services and for whom Easterly has been granted the authority to vote proxies. Easterly's proxy voting policy and general guidelines (the "Proxy Policy") will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues.

Easterly will vote proxies as part of its authority to manage, acquire, and/or dispose of account assets. Easterly will not vote proxies if the client, or in the case of an account governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the "named fiduciary," has explicitly reserved the authority for itself. When voting proxies for client accounts, Easterly's primary objective is to make voting decisions in the best interests of the clients (including the plan beneficiaries and participants of ERISA clients). In fulfilling its obligations to clients, Easterly will act in a manner deemed to be prudent and diligent and in a manner which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide Easterly with a statement of proxy voting policy. In these situations, Easterly generally seeks to comply with the client’s or its fiduciary policy to the extent in the case of ERISA clients it would not be inconsistent with ERISA.

Department of Labor - With respect to the voting of proxies relating to securities held in an ERISA account, the Department of Labor has made it clear that a voting policy must be in place for recurring issues and that non-routine issues must be addressed by consistent criteria. However, the Department of Labor has stated that specific analysis on the issues of each proxy must still be performed. Distinctly identifying issues on an issuer's proxy ballot and having a method to track recurring and non-routine issues are an important part of the process.

Proxy Governance – Broadridge Financial Solutions, Inc. ("BFS") has been retained by Easterly to provide research, vote execution, reporting, and record keeping services. BFS has in turn contracted with Glass Lewis & Co. ("GL") for GL's proxy research services. Easterly will generally follow GL proxy voting recommendations unless Easterly believes it is in the best interest of Easterly’s clients to vote differently. This service provider may be replaced at any time by another third-party proxy voting service.

Voting Proxies for Foreign Companies – Easterly primarily invests client assets in United States issuers, however, from time to time Easterly may invest outside of the United States. While the proxy voting process is well established in the United States with a number of tools and services available to assist an investment manager, voting proxies of foreign companies may involve a number of logistical problems that may have a detrimental effect on Easterly's ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on a foreigner's ability to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate Easterly's voting instructions.

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While GL has been retained to provide assistance to Easterly in voting our clients' foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical problems. Additionally, Easterly may conduct a cost-benefit analysis in determining whether to attempt to vote its clients’ shares at a foreign company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit Easterly believes its clients will derive by voting on the company’s proposal, Easterly may decide not to attempt to vote at the meeting. Easterly will usually not vote those proxies where “Share blocking” and/or registration of shares are a requirement to vote the shares.

Easterly believes this requirement could become a material impediment if in Easterly’s opinion, the shares need to be sold.

GENERAL PROXY VOTING GUIDELINES

It is the policy of Easterly in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for its clients.

Easterly will utilize the proxy voting guidelines set forth by GL as outlined in their yearly guidelines with respect to a wide range of matters. These guidelines address a range of issues, including corporate governance, executive compensation, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. Easterly’s policies (as set forth below) do not follow the GL guidelines in all respects, and Easterly may vote in a manner on a case by case basis that is contrary to the following general guidelines if it believes that such vote would be in the best interests of Easterly’s clients. However, if a client has their own proxy voting guidelines, we will adhere to their policy and vote the proxy as set forth by the client absent ERISA restrictions.

While GL has been retained to assist Easterly in voting its clients’ foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical issues. Additionally, Easterly may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a foreign company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit Easterly believes its clients will derive by voting on the company's proposal, Easterly may decide not to attempt to vote at the meeting.

Easterly will follow GL’s Policy and Analysis methodology and voting recommendation. Easterly has elected to use GL’s “management bias” proxy voting approach. A summary of GL's proxy voting guidelines employed by Easterly can be obtained from GL. Easterly at is discretion may vote differently than GL’s recommendation. Whenever this occurs, Easterly will document for our files explaining the reason Easterly is voting the shares accordingly. If GL does not have a recommendation, Easterly will vote in favor of management’s recommendation provided that there are no material conflicts of interests present. In limited circumstances, Easterly may refrain from voting proxies where Easterly believes that voting would be inappropriate taking into consideration the cost of voting the proxy and the anticipated benefit to Managed Accounts.

If an issuer files additional information sufficiently in advance of the submission deadline of a proxy vote and such information would reasonably be expected to affect Easterly’s voting determination, Easterly will consider such information prior to exercising voting authority in order to demonstrate that it is voting in its client’s best interest.

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GUIDELINES WITH REGARD TO ALTERNATIVE INVESTMENT STRATEGIES

Certain accounts, including affiliated investment vehicles, managed by Easterly under alternative investment strategies may make investments with short-term investment horizons, which are transaction specific or are otherwise event driven. For this reason, the application of the above guidelines, which are geared towards achieving what is in the long-term best interests of shareholders, may not necessarily be in the best interest of clients of such alternative investment strategies. The employees of Easterly responsible for making proxy voting decisions with regard to such accounts may evaluate certain proposals on an individual basis and may depart from the general guidelines described above in voting on such proposals to best serve the financial interests of the clients of the strategy. As a result, Easterly may from time to time cast different votes for different clients with regard to the same proposal. In the case of conflicts of interest, however, the procedures outlined below under "Conflicts of Interest" will be followed with regard to all accounts of Easterly.

CONFLICTS OF INTEREST

Easterly is sensitive to conflicts of interest that may arise in the proxy decision-making process.

Whenever a Portfolio Manager or Research Analyst recommends Easterly vote differently than what GL recommends, a determination must be made to determine if any conflicts of interests exist. For example, conflicts of interest may arise when:

➢	Proxy votes are solicited by an issuer who has an account relationship with Easterly;
➢	Proxy votes are solicited by an issuer that has a material business relationship with Easterly;

➢	A proponent of a proxy proposal has a business relationship with Easterly (e.g., a pension fund or an employee group for which Easterly manages money);

➢	Easterly has material business relationships with participants in proxy contests, corporate directors, or candidates; or

➢	An employee of Easterly may have a personal interest in the outcome of a particular matter.

These items are only examples; additional conflicts of interest may arise from time to time. All employees of Easterly are required to communicate any potential conflicts of interest with the Compliance Department immediately.

It is Easterly’s policy to seek to resolve all conflicts of interest in the clients' best interests. In order to ensure an unbiased decision on matters of conflict in situations Easterly will vote in accordance with recommendations provided by GL; provided, however, that a portfolio manager with regard to an investment strategy may seek approval from the Compliance Department to vote differently from such recommendation if the manager believes that there is compelling evidence that voting differently would be in the best interests of the client.

In situations where a client of Easterly requests to direct their vote, the client's instructions will supersede all other policies absent ERISA exceptions. In situations where a client of Easterly may have a relationship with an issuer or the proponent of a proposal, Easterly may take such fact into votes on behalf of other clients.

PROCEDURES FOR ASSESSING MATERIALITY OF CONFLICTS OF INTEREST AND FOR ADDRESSING MATERIAL CONFLICTS OF INTEREST

Easterly shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of the COO and CCO. The Proxy Voting Committee shall meet as needed with no determined schedule.

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All conflicts of interest identified pursuant to the procedures outlined in this Policy and Procedures must be brought to the attention of the Proxy Voting Committee. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Easterly’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. Easterly’s Compliance Department shall maintain a written record of all determinations made by the Proxy Voting Committee.

If it is determined by the Proxy Voting Committee that a conflict of interest is not material, Easterly may vote proxies notwithstanding the existence of the conflict. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue and, the nature of the conflict of interest. Such methods may include:

1.	In the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or
2.	Such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest, etc.*

Easterly Compliance shall maintain a written record of the method used to resolve a material conflict of interest, and the recommendation on how the proxy should be voted.

OPERATING PROCEDURES

Once Easterly has determined that it has the responsibility for voting a client's proxies, Easterly must vote the appropriate number of shares it is entitled to vote and maintain records indicating the manner in which it exercised its voting authority. In this regard, the following procedures are intended to ensure that Easterly satisfies its proxy voting obligations:

1.                 The Easterly Operations Department (the "Operations Department") is responsible for identifying the clients for whom Easterly is required to vote proxies.

2.                 Easterly utilizes BFS to tabulate and record proxies voted on behalf of its clients. The Operations Department will notify BFS of all new client accounts that have delegated proxy voting authorization to Easterly. In addition, the Operations Department will notify any changes to existing client accounts. The Operations Department will maintain the required records which detail the manner in which client proxies have been voted.

3.                 The Portfolio Managers/Research Analysts may from time to time review certain proxy voting recommendations, and as part of their review the Portfolio Manager/Research Analyst will be given GL’s research materials to help aid in their decision making process. After their review has been completed and if the Portfolio Manager/Research Analyst does not agree with GL’s recommendation, the Portfolio Manager/Research Analyst should submit comments why Easterly should not vote in agreement with GL’s recommendation. These comments will then be recorded BFS ProxyEdge voting system for future reference.

4.                 If the Portfolio Managers/Research Analyst chooses to vote contrary to the GL recommendation, and after receiving approval from the Proxy Committee (only if to meet regarding a conflict of interest situation), the Operations Department will override the GL recommendation in the BFS ProxyEdge system and enter the voting rationale provided by the Portfolio Managers/Research Analyst in the notes section on BFS ProxyEdge.

5.                 The Easterly CCO shall review any instructions provided by the portfolio managers that differ from GL to ensure that such instructions comply with Easterly' proxy voting guidelines.

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6.                 All documentation relating to proxy voting shall be maintained by the Operations Department for a period of no less than six years.

7.                 The Operations Department will be responsible for responding to client requests for a proxy voting records that identifies the manner in which Easterly voted such clients' proxies.

8.                 The Operations Department will be responsible for maintaining all client requests for proxy voting records and/or policies for a period of no less than six years.

* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict of interest by satisfying itself that Easterly’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

PUBLIC PROXY POLICY STATEMENT

The following is Easterly’ public proxy voting policy that must be sent to those clients or potential clients upon request:

The Securities and Exchange Commission adopted Rule 206(4)-6 under the Investment Advisers Act of 1940, which requires registered investment advisers that exercise voting authority over client securities to implement proxy voting policies. In compliance with such rules, Easterly has adopted proxy voting policies and procedures (the “Policies”). The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities (collectively, “proxies”), in a manner that serves the best interests of the clients, as determined by Easterly in its discretion. Easterly believes this will alleviate potential conflicts of interests that may exist between Easterly and the client with respect to proxy voting.

Generally, Easterly will utilize the proxy voting guidelines set forth by Glass Lewis and Co. (“GL”) with respect to a wide range of matters with a bias favoring management. These guidelines address a range of issues, including corporate governance, executive compensation, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. If Easterly determines that it may have, or is perceived to have, a conflict of interest when voting proxies, Easterly will vote in accordance with the Policies. Easterly may vote certain proxies on a case by case basis contrary to GL proxy voting guidelines if Easterly believes that such vote would be in the best interest of Easterly’s clients. If such action is undertaken by Easterly, it will usually vote with management’s recommendation. If GL does not have a recommendation, or if Easterly is unable to obtain a voting recommendation from GL for any reason, Easterly will vote in favor of management’s recommendation provided that there are no material conflicts of interests present. If management or GL has no recommendation, Easterly may vote the client’s shares where Easterly believes would best reflect management’s ability to enhance shareholder value. This may result in Easterly voting what may be perceived in management’s favor. In limited circumstances and for non-United States proxy issuers, Easterly may refrain from voting proxies where Easterly believes that voting would be inappropriate taking into consideration the cost of voting the proxy, applicable proxy voting share-blocking requirements, disclosure of the client’s non-public information, and the anticipated benefit, potential costs or lost trading opportunity to the clients.

Easterly shall maintain required records relating to votes cast, client requests for information and Easterly’s proxy voting policies and procedures in accordance with applicable law.

A copy of Easterly voting policies and the proxy voting records relating to a client may be obtained by the client by contacting Easterly at 138 Conant Street, Beverly, MA 01915.

Any questions regarding our policy statement should be directed to the Compliance Department.

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PART C

OTHER INFORMATION

Item 28. EXHIBITS

(a)(1)	Amended and Restated Agreement and Declaration of Trust of the Registrant is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(a)(2)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of the Registrant is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(a)(3)	Amended Schedule A to the Amended and Restated Agreement and Declaration of Trust of the Registrant is incorporated by reference to the Registrant’s Registration Statement filed on April 27, 2026.

(b)	Bylaws of the Registrant are incorporated by reference to the Registrant’s initial Registration Statement filed on October 23, 2020.

(c)	Agreement and Declaration of Trust: Articles II, VI, VII, VIII, and IX; and Bylaws: Articles IV, V, and VI define the rights of security holders.

(d)(1)	Investment Management Agreements by and between the Registrant, on behalf of Easterly Global Real Estate Fund, Easterly Hedged Equity Fund, and Easterly Income Opportunities Fund, and Easterly Investment Partners LLC are incorporated by reference to the Registrant’s Registration Statement filed on March 31, 2025.

(d)(2)	Operating Expense Limitation Agreement by and between the Registrant, on behalf of Easterly Global Real Estate Fund, Easterly Hedged Equity Fund, Easterly Income Opportunities Fund, Easterly Snow Small Cap Value Fund, Easterly Snow Long/Short Opportunity Fund, and Easterly Snow All Cap Value Fund, and Easterly Investment Partners LLC is incorporated by reference to the Registrant’s Registration Statement filed on April 27, 2026.

(d)(3)	Form of Investment Sub-Advisory Agreement by and between Easterly Investment Partners LLC and Orange Investment Advisors, LLC for Easterly Income Opportunities Fund is incorporated by reference to the Registrant’s Registration Statement filed on March 28, 2024.

(d)(4)	Form of Investment Sub-Advisory Agreement by and between Easterly Investment Partners LLC and EAB Investment Group, LLC for Easterly Hedged Equity Fund is incorporated by reference to the Registrant’s Registration Statement filed on March 28, 2024.

(d)(5)	Investment Management Agreement by and between the Registrant, on behalf of Easterly ROCMuni High Income Municipal Bond Fund and Easterly Investment Partners LLC is incorporated by reference to the Registrant’s Registration Statement filed on March 31, 2025.

(d)(6)	Operating Expense Limitation Agreement by and between the Registrant, on behalf of Easterly ROCMuni High Income Municipal Bond Fund and Easterly Investment Partners LLC is incorporated by reference to the Registrant’s Registration Statement filed on March 31, 2025.

(d)(7)	Investment Management Agreements by and between the Registrant, on behalf of the Easterly Snow Small Cap Value Fund and Easterly Snow Long/Short Opportunity Fund, and Easterly Investment Partners LLC are incorporated by reference to the Registrant’s Registration Statement filed on November 8, 2021.

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(d)(8)	Amendment to the Investment Management Agreement by and between the Registrant, on behalf of the Easterly Snow Small Cap Value Fund, and Easterly Investment Partners, LLC is incorporated by reference to the Registrant’s Registration Statement filed on March 31, 2025.

(d)(9)	Investment Management Agreement by and between the Registrant, on behalf of Easterly Snow All Cap Value Fund and Easterly Investment Partners, LLC is filed herewith.

(e)	Distribution Agreement by and between the Registrant and the Distributor is incorporated by reference to the Registrant’s Registration Statement filed on March 31, 2025.

(e)(1)	Amendment No. 1 to the Distribution Agreement by and between the Registrant and the Distributor is incorporated by reference to the Registrant’s Registration Statement filed on March 31, 2025.

(e)(2)	Form of Amendment No. 2 to the Distribution Agreement by and between the Registrant and the Distributor is incorporated by reference to the Registrant’s Registration Statement filed on April 27, 2026.

(f)	Not applicable.

(g)	Custodian Agreement by and between the Registrant and the Custodian is incorporated by reference to the Registrant’s Registration Statement filed on September 13, 2021.

(h)(1)	Master Services Agreement by and between the Registrant and the Administrator is incorporated by reference to the Registrant’s Registration Statement filed on March 22, 2021.

(h)(2)	Amendment No. 1 to the Master Services Agreement by and between the Registrant and the Administrator is incorporated by reference to the Registrant’s Registration Statement filed on December 29, 2022.

(h)(3)	Amendment No. 2 to the Master Services Agreement by and between the Registrant and the Administrator is incorporated by reference to the Registrant’s Registration Statement filed on June 28, 2022.

(h)(4)	Amendment No. 3 to the Master Services Agreement by and between the Registrant and the Administrator is filed herewith.

(h)(5)	Derivatives Risk Management Program Support Services Addendum by and between the Registrant and the Administrator is incorporated by reference to the Registrant’s Registration Statement filed on March 31, 2025.

(h)(6)	Tailored Shareholder Report Services Addendum by and between the Registrant and the Administrator is incorporated by reference to the Registrant’s Registration Statement filed on March 31, 2025.

(i)(1)	Opinion and Consent of Counsel is incorporated by reference to the Registrant's Registration Statement filed on January 26, 2021.
(i)(2)	Opinion and Consent of Counsel is incorporated by reference to the Registrant's Registration Statement filed on September 13, 2021.

(i)(3)	Opinion and Consent of Counsel is incorporated by reference to the Registrant's Registration Statement filed on August 29, 2024.

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(i)(4)	Opinion and Consent of Counsel is incorporated by reference to the Registrant’s Registration Statement filed on April 27, 2026.

(j)(1)	Consent of independent registered public accounting firm filed herewith.

(j)(2)	Consent of independent registered public accounting firm filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Amended Distribution and Shareholder Services Plan regarding Class A shares is incorporated by reference to the Registrant’s Registration Statement filed on April 27, 2026.

(m)(2)	Amended Distribution and Shareholder Services Plan regarding Class C shares is incorporated by reference to the Registrant’s Registration Statement filed on April 27, 2026.

(m)(3)	Distribution and Shareholder Services Plan regarding Investor Class shares is incorporated by reference to the Registrant’s Registration Statement filed on August 29, 2024.

(n)(1)	Amended and Restated Rule 18f-3 Plan is incorporated by reference to the Registrant’s Registration Statement filed on April 27, 2026.

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(p)(2)	Code of Ethics for the Distributor and Easterly Investment Partners LLC is incorporated by reference to the Registrant's Registration Statement filed on June 28, 2024.

(p)(3)	Code of Ethics for Orange Investment Advisors, LLC is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(p)(4)	Code of Ethics for EAB Investment Group, LLC is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(q)	Powers of Attorney are incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(q)(1)	Power of Attorney for A. Clayton Spencer is incorporated by reference to the Registrant’s Registration Statement filed on March 30, 2023.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Not Applicable.

Item 30. INDEMNIFICATION.

Reference is made to Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the

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Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

See “Management of the Funds” in the Prospectus and “Management and Other Services” in the Statement of Additional Information regarding the business of the investment advisers. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the investment advisers, reference is made to the Form ADV of Easterly Investment Partners LLC, No. 801-114563, the Form ADV of EAB Investment Group, LLC, File No. 801-96306, and the Form ADV of Orange Investment Advisers, LLC, File No. 801-111976 filed under the Investment Advisers Act of 1940, and Schedules D and F thereto, incorporated by reference into this Registration Statement.

Item 32. PRINCIPAL UNDERWRITERS.

(a)	Easterly Securities LLC (the “Distributor”), 138 Conant Street, Suite 100, Beverly, MA 01915, is the principal underwriter of all series of the James Alpha Funds Trust.

(b)	The following list sets forth the directors and executive officers of the Distributor:

Name	Position with Distributor	Position with Registrant
Philip Juliano Jr.	Chief Executive Officer	None
Michael Montague	Chief Financial Officer	Treasurer
Kenneth Juster	Chief Legal Officer	Chief Legal Officer
David M. Somers II	Chief Compliance Officer	None
Elizabeth Smith	Financial and Operational Principal	None

The address of the Distributor and each of the above-named persons is 138 Conant Street, Suite 100, Beverly, MA 01915.

(c)       Not applicable.

Item 33. LOCATION OF ACCOUNTS AND RECORDS.

Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (records relating to its functions as Registrant’s fund accountant and transfer agent).

Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788 (records relating to its administration function and Registrant’s Minutes).

Easterly Securities LLC, 138 Conant Street, Suite 100, Beverly, MA 01915 (records as distributor).

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110 (records relating to its function as custodian).

Records required by 31a-1(b) (9) and (b) (10) will be maintained on behalf of the following Funds by their respective Advisers:

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Easterly Global Real Estate Fund Easterly Snow Small Cap Value Fund Easterly Snow Long/Short Opportunity Fund Easterly Snow All Cap Value Fund Easterly ROCMuni High Income Municipal Bond Fund	Easterly Investment Partners LLC 138 Conant Street, Suite 100 Beverly, MA 01915
Easterly Hedged Equity Fund	Easterly Investment Partners LLC 138 Conant Street, Suite 100 Beverly, MA 01915
EAB Investment Group, LLC 150 Monument Road, Suite 207 Bala Cynwyd, PA 19004
Easterly Income Opportunities Fund	Easterly Investment Partners LLC 138 Conant Street, Suite 100 Beverly, MA 01915
Orange Investment Advisors, LLC 250 S. Park Avenue, Suite 370 Winter Park, FL 32789.

Item 34. MANAGEMENT SERVICES.

Not Applicable.

Item 35. UNDERTAKINGS.

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) and the Registrant has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Warren, and State of Rhode Island, on the 26th day of June, 2026.

JAMES ALPHA FUNDS TRUST

By: /s/ Darrell Crate*

Name: Darrell Crate

Title: President and Chairperson

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE
/s/ Darrell Crate* Darrell Crate	President, Trustee and Chairperson of the Board (principal executive officer)	June 26, 2026
/s/ Michael J. Montague* Michael J. Montague	Treasurer (principal financial officer)	June 26, 2026
/s/ Neil Medugno* Neil Medugno	Trustee	June 26, 2026
/s/ A. Clayton Spencer* A. Clayton Spencer	Trustee	June 26, 2026

* By: /s/ Timothy Burdick

Timothy Burdick, Attorney-in-Fact

Pursuant to Power of Attorney

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EXHIBIT INDEX

(d)(9)	Investment Management Agreement by and between the Registrant, on behalf of Easterly Snow All Cap Value Fund and Easterly Investment Partners, LLC
(h)(4)	Amendment No. 3 to the Master Services Agreement by and between the Registrant and the Administrator
(j)(1)	Consent of independent registered public accounting firm
(j)(2)	Consent of independent registered public accounting firm

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